                              SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  /X/

Filed by a Party other than the Registrant   / /

Check the appropriate box:

/ /    Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to '240.14a-11(c) or '240.14a-12

                         VISTA INFORMATION SOLUTIONS, INC.
                  (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/    No fee required.
/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)   Title of each class of securities to which transaction applies:

            ------------------------------------------------------------------
       2)   Aggregate number of securities to which transaction applies:

            ------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

            ------------------------------------------------------------------
       4)   Proposed maximum aggregate value of transaction:

            ------------------------------------------------------------------
       5)   Total fee paid:

            ------------------------------------------------------------------
/ /    Fee paid with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:

            ------------------------------------------------------------------
       2)   Form, Schedule or Registration Statement No.:

            ------------------------------------------------------------------
       3)   Filing Party:

            ------------------------------------------------------------------
       4)   Date Filed:

            ------------------------------------------------------------------

                         VISTA INFORMATION SOLUTIONS, INC.,

                                --------------------

                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                   March 17, 1998

                             -------------------------

       A Special Meeting of the Shareholders of VISTA Information Solutions, Inc., a Minnesota corporation (the "Company"), will be held at the Company's offices located at 5060 Shoreham Place, San Diego, California, beginning at 2:30 p.m. on March 17, 1998, for the following purposes:

       1. To consider and vote on the reincorporation of the Company as a Delaware corporation, pursuant to a plan of reorganization by which the Company would be merged into Vista Information Solutions, Inc., a recently formed Delaware corporation ("Vista Delaware").

       2. To consider and vote upon a one-for-two reverse stock split, pursuant to which each two outstanding shares of the Company's Common Stock, will be converted into one share of Common Stock.

       3. To consider and approve the form of Indemnification Agreement to be entered into between Vista Delaware and each of its officers and directors.

       The record date for determination of the shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof is the close of business on February 10, 1998.

       Whether or not you expect to attend the Special Meeting in person, please complete, sign, date and promptly return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States.

                                   By Order of the Board of Directors


                                   E. Stevens Hamilton
                                   CHIEF FINANCIAL OFFICER AND SECRETARY

February 16, 1998
San Diego, California

                         VISTA INFORMATION SOLUTIONS, INC.
                                5060 SHOREHAM PLACE
                            SAN DIEGO, CALIFORNIA 92122

                                  PROXY STATEMENT
                                        FOR
                          SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MARCH 17, 1998

                                    INTRODUCTION

       This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of VISTA Information Solutions, Inc. (the "Company") to be voted at the Special Meeting of Shareholders to be held March 17, 1998, and any adjournment thereof (the "Special Meeting"). The Special Meeting will be held at the Company's offices located at 5060 Shoreham Place, San Diego, California, on March 17, 1998 at 2:30 p.m., local time. The Company expects that this proxy material will be mailed to shareholders on or about February 17, 1998.

       A Proxy Card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's outstanding stock will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of the Company's outstanding stock.

       Any shareholder giving a proxy may revoke it at any time prior to its use at the Special Meeting either by giving written notice of such revocation to the Secretary of the Company, by filing a duly executed proxy bearing a later date with the Secretary of the Company, or by appearing at the Special Meeting and filing written notice of revocation with the Secretary of the Company prior to use of the proxy. Proxies will be voted as specified by shareholders. Proxies that are signed by shareholders but that lack any such specification will be voted, subject to limitations set forth under the heading "Voting of Shares," in favor of each of the proposals to be presented at the Special Meeting.

       THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THIS PROXY STATEMENT.

                                  VOTING OF SHARES

       The securities which can be voted at the Special Meeting consist of the Company's Common Stock, par value $.01 per share ("Common Stock"), Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred"), Series C Convertible Preferred Stock, par value $. 01 per share (the "Series C Preferred"), Series D Convertible Preferred Stock, par value $.01 per share (the "Series D Preferred"), Series E Convertible Preferred Stock, par value $.01 per share (the "Series E Preferred"), and Series F Convertible Preferred Stock, par value $.01 per share (the "Series F Preferred") (the
Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred and Series F Preferred are collectively referred to hereinafter as the "Preferred Stock"). Each share of Common Stock entitles its owner to one vote on each matter submitted to the shareholders at the Special Meeting. Each share of Preferred Stock entitles its owner to one vote for each of the underlying shares of Common Stock into which the Preferred Stock is convertible ("Common Stock Equivalents") on each matter submitted to the shareholders at the Special Meeting. The shares of Series B Preferred, Series C Preferred and Series D Preferred are currently convertible to Common Stock at the rate of 10.583 shares of Common Stock for each share of

Preferred Stock. The shares of Series E Preferred Stock are currently convertible into Common Stock at the rate of 363.636 into shares of Common Stock for each share of Series E Preferred Stock. The shares of Series F Preferred Stock are not currently convertible in Common Stock.

       The record date for determining the holders of Common Stock and Preferred Stock entitled to notice of and to vote at the Special Meeting is February 10, 1998. On the record date, 18,760,765 shares of Common Stock were outstanding and eligible to be voted at the Special Meeting and 767,731 shares of Preferred Stock (equal to 9,647,649 Common Stock Equivalents) were outstanding and eligible to be voted at the Special Meeting. The holders of a majority of the shares entitled to vote, either represented in person or by proxy at the Special Meeting, will constitute a quorum for the transaction of business. In general, shares of Common Stock and Preferred Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Special Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of shares of Common Stock and Preferred Stock are not entitled to cumulate voting rights.

       In general, and as more fully set forth below, the approval of each of the proposals requires the approval of a majority of the shares present and entitled to vote in person or by proxy on that matter. Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against the matter. Shares represented by a proxy card that includes any broker non-vote on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved.

                  PRINCIPAL SHAREHOLDERS AND BENEFICIAL OWNERSHIP
                                   OF MANAGEMENT

                     COMMON STOCK AND COMMON STOCK EQUIVALENTS


       The following table sets forth information regarding the beneficial ownership of Common Stock and Common Stock Equivalents of the Company as of February 13, 1998 (a) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock and Common Stock Equivalents or the combined total voting power of all classes of capital stock of the Company on a fully diluted, as converted basis, (b) by each director,
(c) by the Chief Executive Officer and the two other executive officers who were paid over $100,000 during 1997 (the "Designated Executive Officers"), and (d) by all executive officers and directors of the Company as a group.


                                             NUMBER OF        PERCENT OF CLASS
                                        SHARES BENEFICIALLY       OWNED(2)
 NAME                                        OWNED(1)
--------------------------------------------------------------------------------
 Paul S. Bachow ........................   3,258,522 (3)            17.4%
        3 Bala Plaza East
        Suite 502
        Bala Cynwyd, PA 19004

 Paul S. Bachow Co-Investment Fund, L.P.   2,750,099 (4)            14.6%
        3 Bala Plaza East
        Suite 502
        Bala Cynwyd, PA 19004


 Hudson Trust..........................    1,129,018 (5)             6.0%
        c/o Pyrenees Management Co., Inc.
        Suite 445, The Office Center
        666 Plainsboro Road
        Plainsboro, NJ 08536

 Sunwestern Managers, Inc. ............    1,715,680 (6)            9.0%
        Three Forest Plaza
        Suite 1300
        12221 Merit Drive
        Dallas, TX 75251

 James Silock..........................    1,715,680 (7)            9.0%
        Three Forest Plaza
        Suite 1300
        12221 Merit Drive
        Dallas, TX 75251

 Martin F. Kahn........................     231,785 (8)              1.2%
        Cadence Information Associates
        767 Fifth Avenue
        43rd Floor
        New York, NY 10153

 Thomas R. Gay.........................    2,621,699 (9)            14.0%
        5060 Shoreham Place
        Suite 300
        San Diego, CA 92122

 Earl Gallegos.....................          10,000 (10)               *
        4785 Nomad Drive
        Woodland Hills, CA 91364

 Jay D. Seid...........................   2,750,099 (11)            14.6%
        3 Bala Plaza East
        Suite 502
        Bala Cynwyd, PA 19004

 Patrick A. Rivelli....................   1,709,045 (12)            9.1%
        Three Forest Plaza, Suite 1300
        12221 Merit Dr.
        Dallas, TX 75251

 Richard J. Freeman....................   1,187,402 (13)             6.3%
        Century Capital Management
        One Liberty Square
        Boston, MA 02109

 Century Capital Partners, L. P........   1,187,402 (14)             6.3%
        Century Capital Management
        One Liberty Square
        Boston, MA 02109


 First Century Partnership III.........   1,595,544 (15)             8.5%
        One Palmer Square, Suite 425
        Princeton, NJ 08542

 SIRROM Capital Corporation............   2,976,281 (16)            15.9%
        500 Church St., #200
        Nashville, TN 37219

 Craig MacNab..........................   2,976,281 (17)            15.9%
        500 Church St., #200
        Nashville, TN 37219

 Robert Boscamp........................      15,000 (18)               *


 Rho Management Partners L.P...........    1,219,842 (19)            7.8%
        767 Fifth Avenue
        New York, NY 10153

 E. Stevens Hamilton...................     300,000 (20)             1.6%
        5060 Shoreham Place, #300
        San Diego, CA 92122

 Howard Shuster........................     100,000 (21)               *
        5060 Shoreham Place, #300
        San Diego, CA 92122


 All current directors and executive
 officers as a group (11 persons)......  9,656,930 (8) (9)          51.6%
                                        (10) (11) (12) (13)
                                        (18) (20) (21) (22)


------------------------
*Less than l%.

     (1) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. These numbers include shares deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants or the conversion of Preferred Stock into Common Stock.

     (2) The "Percent of Class Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum of (i) the total outstanding shares of Common Stock of the Company and (ii) shares of Common Stock that such person has the right to acquire within 60 days, whether by the exercise of options or warrants or the conversion of Preferred Stock into Common Stock.

     (3)    Includes 231,537 shares of Common Stock beneficially owned by Paul
            S. Bachow, 159,238 shares of Common Stock Mr. Bachow has the right to acquire upon the exercise of warrants, 1,452,580 shares of Common Stock Mr. Bachow has the right to acquire upon the conversion of 137,256 shares of Series B Preferred, 990,167 shares of Common Stock Mr. Bachow has the right to acquire upon conversion of 93,562 shares of Series D Preferred and 425,000 shares of Common Stock Mr. Bachow has the right to acquire upon the exercise of stock options.

     (4) Includes 1,452,580 shares of Common Stock the Paul S. Bachow Co-Investment Fund, L.P. has the right to acquire upon the conversion of 137,256 shares of Series B Preferred, 990,167 shares of Common Stock the Paul S. Bachow Co-Investment Fund, L.P. has the right to acquire upon conversion of 93,5662 shares of Series D Preferred and 307,352 shares of Common Stock the Paul S. Bachow Co-Investment Fund, L.P. has the right to acquire upon the exercise of stock options.

     (5) Includes 53,327 shares of Common Stock owned by Hudson Trust, 1,004,041 shares of Common Stock that Hudson Trust has the right to acquire upon the conversion of 94,873 shares of Series C Preferred and 32,615 shares of Common Stock that Hudson Trust has the right to acquire upon the exercise of warrants.

     (6) Includes 563,965 shares of Common Stock beneficially owned by Mapleleaf Capital, Ltd., 406,964 shares of Common Stock beneficially owned by Sunwestern Cayman 1988 Partners, 375,667 shares of Common Stock beneficially owned by Sunwestern Investment Fund III, 25,600 shares of Common Stock which Sunwestern Cayman 1988 Partners has the right to acquire upon exercise of stock options, 24,400 shares of Common Stock which Sunwestern Investment Fund III has the right to acquire upon exercise of stock options, 162,546 shares of Common Stock which Sunwestern Cayman 1988 Partners has the right to acquire upon exercise of warrants, 150,045 shares of Common Stock which Sunwestern Investment Fund III has the right to acquire upon exercise of warrants and 25,493 shares of Common Stock which Mapleleaf Capital, Ltd. has the right to acquire upon exercise and conversion of warrants to purchase 2,409 shares of Series C Preferred.

     (7) Includes 1,715,680 shares of Common Stock beneficially owned by Sunwestern Managers, Inc.. Mr. Rivelli and Mr. Silcock are the general partners of Sunwestern Investment Fund III, Sunwestern Cayman 1988 Partners and Mapleleaf Capital, Ltd., and are equal shareholders of Sunwestern Managers, Inc., the attorney in fact for Sunwestern Investment Fund III, Sunwestern Cayman 1988 Partners and Mapleleaf Capital, Ltd., having the power to vote and direct the voting of the shares held. Pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, Mr. Silcock may be deemed to share beneficial ownership with respect to the shares held by for Sunwestern Investment Fund III, Sunwestern Cayman 1988 Partners and Mapleleaf Capital, Ltd.; however, Mr. Silcock disclaims beneficial ownership except to the extent of his pecuniary interest therein.

     (8) Includes 871 shares of Common Stock held by Cadence Management, L.P. ("Cadence"), of which Mr. Kahn serves as the sole general partner, and 230,914 shares of Common Stock that Cadence has the right to acquire upon exercise of stock options.

     (9) Includes 171,537 shares of Common Stock held by Mr. Gay's children, but as to which he disclaims any beneficial interest, 1,723,667 shares of Common Stock beneficially owned by Mr. Gay, 459,538 shares of Common Stock that Mr. Gay has the right to acquire upon the exercise of options and 266,957 shares of Common Stock that Mr. Gay has the right to acquire upon the exercise of warrants.

     (10) Includes 10,000 shares of Common Stock which Mr. Gallegos has the right to acquire upon the exercise of stock options.

     (11) Includes 2,750,099 shares of Common Stock beneficially owned by the Paul S. Bachow Co-Investment Fund, L.P.; however, Mr. Seid disclaims beneficial ownership of such shares. Mr. Seid is a Managing Director of Bachow & Associates and has investment power with respect to the shares held by the Paul S. Bachow Co-Investment Fund, L.P.

     (12) Includes 11,960 shares of Common Stock held jointly by Mr. Rivelli and his wife. Also includes 1,715,680 shares of Common Stock beneficially owned by Sunwestern Managers, Inc.. Mr. Rivelli and Mr. Silcock are the general partners of Sunwestern Investment Fund III, Sunwestern Cayman 1988 Partners and Mapleleaf Capital, Ltd., and are equal shareholders of Sunwestern Managers, Inc., the attorney in fact for Sunwestern Investment Fund III, Sunwestern Cayman 1988 Partners and Mapleleaf Capital, Ltd., having the power to vote and direct the voting of the shares held. Pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, Mr. Rivelli may be deemed to share beneficial ownership with respect to the shares held by for Sunwestern Investment Fund III, Sunwestern Cayman 1988 Partners and Mapleleaf Capital, Ltd.; however, Mr. Rivelli disclaims beneficial ownership except to the extent of his pecuniary interest therein.

     (13) Includes 1,187,402 shares of Common Stock beneficially owned by Century Capital Partners, L. P.. Mr. Freeman disclaims beneficial ownership of such shares. Mr. Freeman is a Vice President of Century Capital Partners, L. P. and has investment power with respect to the shares held.

     (14) Includes 209,311 shares of Common Stock owned by Century Capital Partners, L. P., 25,000 shares Century Capital Partners, L. P. has the right to acquire upon the exercise of options, 160,953 shares Century Capital Partners, L. P. has the right to acquire upon the exercise of warrants and 792,138 shares Century Capital Partners,
            L. P. has the right to acquire upon conversion of 74,850 shares of Series D Preferred.

     (15) Includes 194,916 shares of Common Stock owned by First Century Partnership III, 39,035 shares of Common Stock First Century Partnership III has the right to acquire upon exercise and conversion of warrants to purchase 3,689 shares of Series C Preferred and 1,400,628 shares of Common Stock First Century Partnership III has the right to acquire upon the conversion of 110,198 shares of Series C Preferred.

     (16) Includes 1,343,032 shares of Common Stock beneficially owned by SIRROM Capital Corporation, 57,582 shares of Common Stock SIRROM Capital Corporation has the right to acquire upon exercise of warrants, 909,000 shares of Common Stock SIRROM Capital Corporation has the right to acquire upon conversion of Series E Preferred Stock and 666,667 shares of Common Stock SIRROM Capital Corporation has the right to acquire upon conversion of Series F Preferred Stock.

     (17) Includes 2,976,281 shares of Common Stock beneficially owned by Sirrom Capital Corporation. Mr. MacNab disclaims beneficial ownership of such shares. Mr. MacNab is President of Tandem Capital, a wholly owned subsidiary of Sirrom Capital Corporation.

     (18) Includes 15,000 shares of Common Stock Mr. Boscamp has the right to acquire upon exercise of options.

     (19) Includes 2,805,200 of Common Stock beneficially owned by Rho Management Trust I (formerly Gibraltar Trust) and 4,473,595 share of Common Stock beneficially owned by Rho Management Trust III (formerly U.S. Trust). Rho Management Partners L.P. exercises sole voting and investment control of shares owned by Rho Management Trust I and Rho Management Trust III.

     (20) Includes 300,000 shares of Common Stock Mr. Hamilton has the right to acquire upon excerise of options.

     (21) Includes 100,000 shares of Common Stock Mr. Shuster has the right to acquire upon the exercise of options.

     (22) Includes 63,352 shares of Common Stock and 414,823 shares of Common Stock that executive officers have the right to acquire upon the exercise of stock options.

SERIES B PREFERRED

     The following table sets forth information regarding the beneficial ownership of the Company's Series B Preferred as of February 13, 1998 (a) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Series B Preferred, (b) by each director, (c) by the Designated Executive Officers, and (d) by all executive officers and directors of the Company as a group.



                                            NUMBER OF
                                       SHARES BENEFICIALLY    PERCENT OF CLASS
 NAME(1)                                    OWNED(2)              OWNED(3)
--------------------------------------------------------------------------------
 Paul S. Bachow........................    200,000 (4)              100%
      3 Bala Plaza East, Suite 502
      Bala Cynwyd, PA 19004

 Paul S. Bachow Co-Investment Fund, L.P.     137,256               68.6%
      3 Bala Plaza East, Suite 502
      Bala Cynwyd, PA 19004


 Jay D. Seid...........................    137,256 (5)             68.6%
      3 Bala Plaza East, Suite 502
      Bala Cynwyd, PA  19004

 All current directors and executive
 officers as a group (9 persons).......    137,256 (5)             68.6%

------------------------
*Less than l%.

(1) Unless listed in this table, no director or Designated Executive Officer has any beneficial ownership of shares of Series B Preferred.

(2) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. These numbers include shares deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants.

(3) The "Percent of Class Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum of (i) the total outstanding shares of Series B Preferred and (ii) shares of Series B Preferred that such person has the right to acquire within 60 days by the exercise of options or warrants

(4) Includes 137,256 shares of Series B Preferred beneficially owned by the Paul S. Bachow Co-Investment Fund, L.P..

(5) Includes 137,256 shares of Series B Preferred beneficially owned by the Paul S. Bachow Co-Investment Fund, L.P.; however, Mr. Seid disclaims beneficial ownership of such shares. Mr. Seid is a Vice President of Bachow & Associates and has investment power with respect to the shares held by the Paul S. Bachow Co-Investment Fund, L.P..

SERIES C PREFERRED

     The following table sets forth information regarding the beneficial ownership of the Company's Series C Preferred as of February 13, 1998 (a) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Series C Preferred, (b) by each director, (c) by the Designated Executive Officers, and (d) by all executive officers and directors of the Company as a group.



                                                 NUMBER OF         PERCENT OF
                                            SHARES BENEFICIALLY       CLASS
 NAME(1)                                         OWNED(2)            OWNED(3)
--------------------------------------------------------------------------------
 First Century Partnership III..............    136,036 (4)           35.0%
      One Palmer Square, Suite 425
      Princeton, NJ 08542

 Hudson Trust...............................    94,873 (5)            24.4%
      c/o Pyrenees Management Co., Inc.
      Suite 445, The Office Center
      666 Plainsboro Road
      Plainsboro, NJ 08536


 Cox Enterprises, Inc., Pension Plan........     30,740(6)            7.9%
      1400 Lake Hearn Drive
      Atlanta, GA 30319

 Rho Management Trust III (formerly U.S. Trust)  84,543(7)           21.8%
      c/o Rho Management Company
      767 Fifth Avenue
      New York, NY 10153

 Patrick A. Rivelli.........................     5,590 (8)            1.4%
      Three Forest Plaza, Suite 1300
      12221 Merit Drive
      Dallas, TX  75251

 All current directors and executive
 officers as a group (11 persons)...........     5,590 (8)            1.4%



---------------------------
*Less than 1%.

(1) Unless listed in this table, no director or Designated Executive Officer has any beneficial ownership of shares of Series C Preferred.

(2) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. These numbers include shares deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of option or warrants.

(3) The "Percent of Class Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum of (i) the total outstanding shares of Series C Preferred and (ii) shares of Series C Preferred that such person has the right to acquire within 60 days by the exercise of options or warrants.

(4) Includes 132,347 shares of Series C Preferred held of record by First Century Partnership III and 3,689 shares of Series C Preferred that First Century Partnership III has the right to acquire upon the exercise of warrants.

(5) Includes 94,873 shares of Series C Preferred held of record by the Hudson Trust.

(6) Includes 29,907 shares of Series C Preferred held of record by Cox Enterprises, Inc., Pension Plan and 833 shares of Series C Preferred that Cox Enterprises, Inc., Pension Plan has the right to acquire upon the exercise of warrants.

(7) Includes 84,543 shares of Series C Preferred held of record by Rho Management Trust III.

(8) Includes 2,409 shares of Series C Preferred beneficially owned by Mapleleaf Capital, Ltd. Mr. Rivelli and Mr. Silcock are the general partners of Sunwestern Investment Fund III, Sunwestern Cayman 1988 Partners and Mapleleaf Capital, Ltd., and are equal shareholders of Sunwestern Managers, Inc., the attorney in fact for Sunwestern Investment Fund III, Sunwestern Cayman 1988 Partners and Mapleleaf Capital, Ltd., having the power to vote and direct the voting of the shares held. Pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, Mr. Rivelli may be deemed to share beneficial ownership with respect to the shares held by for Sunwestern Investment Fund III, Sunwestern Cayman 1988 Partners and Mapleleaf Capital, Ltd.; however, Mr. Rivelli disclaims beneficial ownership except to the extent of his pecuniary interest therein.

SERIES D PREFERRED

       The following table sets forth information regarding the beneficial ownership of the Company's Series D Preferred as of February 13, 1998 (a) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Series D Preferred, (b) by each director, (c) by each Designated Executive Officer, and (d) by all executive officers and directors of the Company as a group.


                                               NUMBER OF
                                          SHARES BENEFICIALLY  PERCENT OF CLASS
 NAME(1)                                        OWNED(2)           OWNED(3)
--------------------------------------------------------------------------------
 Paul S. Bachow..........................      93,562 (4)            50.0%
       3 Bala Plaza East, Suite 502
       Bala Cynwyd, PA 19004

 Paul S. Bachow Co-Investment Fund, L.P..        64,210              34.3%
       3 Bala Plaza East, Suite 502
       Bala Cynwyd, PA 19004

 Century Capital Partners, L.P...........        74,850              40.0%
       One Liberty Square
       Boston, MA 02109

 Cox Enterprises, Inc., Pension Plan.....        18,712              10.0%
       1400 Lake Hearn Drive
       Atlanta, GA 30319

 Jay D. Seid.............................      64,210 (5)            34.3%
       3 Bala Plaza East, Suite 502
       Bala Cynwyd, PA  19004

 All current directors and executive
 officers as a group (11 persons)........      64,210 (5)            34.3%


---------------------------
*Less than 1%.

(1) Unless listed in this table, no director or Designated Executive Officer has any beneficial ownership of shares of Series D Preferred.

(2) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. These numbers include shares deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants.

(3) The "Percent of Class Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum of (i) the total outstanding shares of Series D Preferred and (ii) shares of Series D Preferred that such person has the right to acquire within 60 days, whether by the exercise of options or warrants.

(4) Includes 64,210 shares of Series D Preferred beneficially owned by the Paul S. Bachow Co-Investment Fund, L.P.

(5) Includes 64,210 shares of Series D Preferred beneficially owned by the Paul S. Bachow Co-Investment Fund, L.P.. Mr. Seid is a Vice President of Bachow & Associates and has investment power with respect to the shares held by the Paul S. Bachow Co-Investment Fund, L.P.

       SERIES E PREFERRED

       The following table sets forth information regarding the beneficial ownership of the Company's Series E Preferred as of February 13, 1998 (a) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Series E Preferred, (b) by each director, (c) by the Designated Executive Officers, and (d) by all executive officers and directors of the Company as a group.


                                              NUMBER OF
                                         SHARES BENEFICIALLY   PERCENT OF CLASS
 NAME(1)                                      OWNED(2)             OWNED(3)
--------------------------------------------------------------------------------
 Sirrom Capital Corporation                     2,500               100.0%
 500 Church Street, #200
 Nashville, TN  37219

 Craig MacNab                                 2,500(4)              100.0%
 500 Church Street, #200
 Nashville, TN  37219

 All current directors and executive          2,500(4)              100.0%
 officers as a group (11 persons)......


----------------------------
*Less than 1%.

(1) Unless listed in this table, no director or Designated Executive Officer has any beneficial ownership of shares of Series E Preferred.

(2) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. These numbers include shares deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants.

(3) The "Percent of Class Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum of (i) the total outstanding shares of Series E Preferred and (ii) shares of Series E Preferred that such person has the right to acquire within 60 days, whether by the exercise of options or warrants.

(4) Includes 2,500 shares owned by Sirrom Capital Corporation ("Sirrom"). Mr. MacNab is the President of Tandem Capital, a wholly-owned subsidiary of Sirrom. Mr. MacNab disclaims beneficial ownership of the shares owned by Sirrom.

SERIES F PREFERRED

       The following table sets forth information regarding the beneficial ownership of the Company's Series F Preferred as of February 13, 1998 (a) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Series F Preferred, (b) by each director, (c) by the Designated Executive Officers, and (d) by all executive officers and directors of the Company as a group.


                                              NUMBER OF
                                         SHARES BENEFICIALLY   PERCENT OF CLASS
 NAME(1)                                      OWNED(2)             OWNED(3)
--------------------------------------------------------------------------------
 Sirrom Capital Corporation                     2,500               100.0%
 500 Church Street, #200
 Nashville, TN  37219

 Craig MacNab                                2,500(4)              100.0%
 500 Church Street, #200
 Nashville, TN  37219

 All current directors and executive          2,500(4)              100.0%
 officers as a group (11 persons).......


---------------------------
*Less than 1%.

(1) Unless listed in this table, no director or Designated Executive Officer has any beneficial ownership of shares of Series F Preferred.

(2) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. These numbers include shares deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants.

(3) The "Percent of Class Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum of (i) the total outstanding shares of Series F Preferred and (ii) shares of Series F Preferred that such person has the right to acquire within 60 days, whether by the exercise of options or warrants.

(4) Includes 2,500 shares owned by Sirrom Capital Corporation ("Sirrom"). Mr. MacNab is the President of Tandem Capital, a wholly-owned subsidiary of Sirrom. Mr. MacNab disclaims beneficial ownership of the shares owned by Sirrom.

                                   PROPOSAL ONE:
                     REINCORPORATION OF THE COMPANY IN DELAWARE


INTRODUCTION

       The Board of Directors has approved a plan of reorganization (the "Reincorporation") in the form of a merger (the "Merger") in which the Company's state of incorporation will be changed from Minnesota to Delaware. In preparation for the submission of this proposal to the shareholders, the Company ("Vista Minnesota") has formed a wholly-owned Delaware subsidiary named VISTA Information Solutions, Inc. ("Vista Delaware"). If the shareholders of Vista Minnesota approve the Reincorporation, Vista Minnesota will be merged into Vista Delaware. In the Merger each issued and outstanding share of Vista Delaware Common Stock immediately prior to the Merger (all of which are owned by Vista Minnesota) shall be retired and canceled and each issued and outstanding share of Vista Minnesota Common Stock will be automatically converted into and become one share of Vista Delaware Common Stock (or one-half of a share of Vista Delaware Common Stock if the shareholders also approve the one-for-two reverse stock split discussed below). As a result, the existing shareholders of Vista Minnesota will become shareholders of Vista Delaware and Vista Minnesota will cease to exist. As used in this section, the term "the Company" refers to Vista Minnesota or Vista Delaware or both, as the context requires. A copy of the Agreement and Plan of Merger (the "Merger Agreement"), assuming that the one-for-two reverse stock split of Common Stock is also approved, is attached to this Proxy Statement as Exhibit A.

GOVERNING LAW

       The Company is presently governed by the Minnesota Business Corporation Act ("MBCA") and its current Articles of Incorporation and Bylaws. If the Reincorporation is approved, the Company will be governed by the Delaware General Corporation Law ("DGCL") and by a new Certificate of Incorporation and Bylaws, which will result in certain changes in the rights of shareholders as discussed below. Copies of the Certificate of Incorporation and Bylaws of Vista Delaware are attached to this Proxy Statement as Exhibits B and C, respectively.

BUSINESS AFTER THE REINCORPORATION

       Vista Delaware has been incorporated for the sole purpose of effecting the Merger, and has not engaged in any business to date and has no assets, other than the nominal capital contribution made by Vista Minnesota in connection with its incorporation. Approval of the Reincorporation and the merger of Vista Minnesota into Vista Delaware will not result in any change in the business, management, location of the principal executive offices or other facilities, capitalization, assets or liabilities of the Company. The Company's employee benefit arrangements will be continued by Vista Delaware upon the same terms and subject to the same conditions. In management's judgment, no presently contemplated activities of the Company will be either favorably or unfavorably affected in any material respect by adoption of the Reincorporation proposal. Shareholders should consider, however, that the DGCL and the MBCA differ in a number of significant respects, including differences pertaining to the rights of shareholders, and should carefully review the discussion of certain of these differences under "Certain Significant Differences Between the Corporation Laws of Minnesota and Delaware" set forth below.

       The following summary of the Reincorporation does not purport to be a complete description of the Reincorporation proposal and is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of Vista Delaware and the Bylaws of Vista Delaware attached hereto as Exhibits A, B and C, respectively.

BOARD OF DIRECTORS AND OFFICERS

       The Board of Directors of Vista Delaware will consist of the persons currently serving as directors of Vista Minnesota. These directors will hold office after the Reincorporation until their successors are elected at the next Annual Meeting. The officers of Vista Delaware immediately following the Reincorporation will consist of the officers of Vista Minnesota immediately prior to the Reincorporation.

CAPITALIZATION OF VISTA DELAWARE;

       Upon completion of the Reincorporation, the authorized number of shares of stock of Vista Delaware will consist of 43,000,000 shares of Common Stock, $0.001 par value, and 2,000,000 shares of Preferred Stock, $0.001 par value.

STOCK CERTIFICATES

       Vista Minnesota stock certificates will be deemed to represent the same number (or one-half the number of shares of Common Stock if the shareholders approve the reverse stock split) of Vista Delaware shares as were represented by such Vista Minnesota certificates prior to the Reincorporation. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR VISTA MINNESOTA STOCK CERTIFICATES FOR VISTA DELAWARE STOCK CERTIFICATES, ALTHOUGH SHAREHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY WISH. Following the Reincorporation, delivery of previously outstanding Vista Minnesota stock certificates will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of Vista Delaware. Shares of Vista Delaware's Common Stock will be listed on the Nasdaq SmallCap Market under the symbol "VINF", as Vista Minnesota shares are presently listed.

OUTSTANDING STOCK OPTIONS AND WARRANTS

       As part of the Reincorporation, Vista Delaware will assume and continue all of the obligations of Vista Minnesota under all of its outstanding stock options, warrants, convertible securities, purchase rights and under all existing stock option plans. If the Reincorporation is approved, options outstanding under Vista Minnesota's stock option plans, as well as outstanding options, warrants, convertible securities and purchase rights issued outside of any plan, will be exercisable for shares of Vista Delaware. The Company expects to continue all other employee benefit plans and arrangements without material change.

EFFECTIVE TIME

       Subject to the terms and conditions of the Reincorporation, the Company intends to file, as soon as practicable after the adoption and approval of the Merger Agreement by the shareholders of the Company, appropriate articles of merger with the Secretary of State of Minnesota and the Secretary of State of Delaware. The Reincorporation shall become effective at the time the last of such filings is completed (the "Effective Time"). It is presently contemplated that such filings will be made on or about March 18, 1998. However, the Merger Agreement provides that the merger may be abandoned by the Board of Directors of the Company prior to the Effective Time either before or after shareholder approval. In addition, the Merger Agreement may be amended prior to the Effective Time, either before or after shareholder approval; however, the Merger Agreement may not be amended after shareholder approval if such amendment would, in the judgment of the Board of Directors of the Company, have a material adverse effect on the rights of such shareholders or violate applicable law.

REASONS FOR THE REINCORPORATION

       For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. This is especially the case in the area of contests for corporate control and the related issues of the scope of a board's fiduciary duties in the context of a potential change in corporate control. In recent years, the Delaware courts have issued a number of significant decisions dealing with many of the major issues in this area, and it can reasonably be anticipated that Delaware corporate law will continue to be interpreted and explained in future court decisions of similar significance which may prove greater predictability with respect to the Company's corporate legal affairs. In addition, it is expected that the Delaware legislature and legal community will continue to review Delaware corporate law and seek to implement appropriate changes which are responsive to developments in the legal, financial and business communities. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. The proposed Reincorporation is primarily designed to obtain the benefits of the Delaware corporate law.

CERTAIN SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF MINNESOTA AND DELAWARE

       The rights and preferences of the holders of the Company's capital stock are presently governed by the MBCA. Upon the Reincorporation, these rights and preferences will be governed by the DGCL. Although Delaware and Minnesota corporation laws currently in effect are similar in many respects, certain differences will affect the rights of the Company's shareholders if the Reincorporation is consummated. The following discussion summarizes certain differences considered by management to be significant and is qualified in its entirety by reference to the full text of the MBCA and the DGCL.

       TREASURY SHARES. The MBCA does not allow treasury shares. Under the DGCL, a corporation may hold treasury shares, which may be held, sold, lent, pledged or exchanged by the corporation. Treasury shares, however, are not considered to be outstanding shares and therefore do not receive any dividends and do not have voting rights.

       ANTI-TAKEOVER LEGISLATION. Both the MBCA and the DGCL contain provisions intended to protect shareholders from individuals or companies attempting a takeover of a corporation in certain circumstances. The anti-takeover provisions of the MBCA and the DGCL differ in a number of respects, and it is not practical to summarize all such differences here. However, the following is a summary of certain significant differences.

       CONTROL SHARE ACQUISITION. The Minnesota control share acquisition statute, MBCA Section 302A.671 ("Section 671"), establishes various disclosure and shareholder approval requirements to be met by individuals or companies attempting a takeover of an "issuing public corporation" such as Vista Minnesota. The DGCL has no comparable provision, although as discussed below it does have provisions with respect to "business combinations". Section 671 provides that any person (an "acquiring person") proposing to make a "control share acquisition" must disclose certain information to the target corporation and the target corporation's shareholders must thereafter approve the control share acquisition, or else certain of the shares acquired in the control share acquisition will not have voting rights and will be subject to redemption by the target corporation for a specified period of time at the market value of such shares. A "control share acquisition" is an acquisition of shares of an issuing public corporation which results in the acquiring person's voting power increasing from its preacquisition level to one of the following levels of voting power: (i) at least 20 percent but less than 33-1/3 percent; (ii) at least 33-1/3 percent but less than or equal to 50 percent; and (iii) over 50 percent. The definition of a "control share acquisition" specifically excludes acquisitions of shares from the corporation issuing such shares, and acquisitions pursuant to plans of merger or exchange which are approved by the shareholders of the corporation.

       The information that must be disclosed by the acquiring person includes, among other things, the terms of the proposed control share acquisition, the source of funds, any plans to liquidate the corporation and any plans to move the location of its principal executive offices or business activities. If an acquiring person meets certain requirements set forth in Section 671, the target corporation must call a meeting of its shareholders for the purpose of considering the proposed control share acquisition if the acquiring person so requests in writing. The notice of the shareholders' meeting must be accompanied by the information statement and a statement of the position of the board of directors on the proposed control share acquisition. Unless the disclosure provisions and the shareholder approval provisions of Section 671 are met, shares acquired in a control share acquisition that exceed the initial threshold of any of the new ranges of voting power described above (i.e., 20%, 33-1/3% or 50%) are denied voting rights and are subject to redemption by the target corporation. Any such shares denied voting rights regain those voting rights only upon transfer to a person other than the acquiring person or any affiliate or associate of the acquiring person. Such shares are subject to a call for redemption by the target corporation at a price equal to the market value of such shares. The call for redemption must be given by the target corporation within 30 days after the event giving rise to the option to call the shares for redemption and must be redeemed within 60 days after the call is given.

       BUSINESS COMBINATIONS.  While there is no Delaware statute comparable to
Section 671, both Minnesota and Delaware have business combination statutes that are intended primarily to deter highly leveraged takeover bids which propose to use the target's assets as collateral for the offeror's debt financing or to liquidate the target, in whole or in part, to satisfy financing obligations. Proponents of the business combination statutes argue that such takeovers have a number of abusive effects, such as adverse effects on the community and employees, when the target is broken up. Further, proponents argue that if the offeror can wholly finance its bid with the target's assets, that fact suggests that the price offered is not fair in relation to the value of the company, regardless of the current market price.

       The Minnesota statute, MBCA Section 302.673, provides that an issuing public corporation such as Vista Minnesota may not engage in certain business combinations with any person that acquires beneficial ownership of 10 percent or more of the voting stock of that corporation (i.e., an "interested shareholder") for a period of four years following the date that the person became an interested shareholder (the "share acquisition date") unless, prior to that share acquisition date, a committee of the corporation's disinterested directors approve either the business combination or the acquisition of shares. Vista Minnesota currently has three "interested shareholders," Sirrom Capital Corporation, Paul S. Bachow (together with affiliated investment funds), and Thomas R. Gay.

       Only defined types of "business combinations" are prohibited by the Minnesota statute. In general, the definition includes: any merger or exchange of securities of the corporation with the interested shareholder; certain sales, transfers or other disposition of assets of the corporation to an interested shareholder; transfers by the corporation to interested shareholders of shares that have a market value of five percent or more of the value of all outstanding shares, except for a pro rata transfer made to all shareholders; any liquidation or dissolution of, or reincorporation in another jurisdiction of, the corporation which is proposed by the interested shareholder; certain transactions proposed by the interested shareholder or any affiliate or associate of the interested shareholder that would result in an increase in the proportion of shares entitled to vote owned by the interested shareholder; and transactions whereby the interested shareholder receives the benefit of loans, advantages, guarantees, pledges or other financial assistance or tax advances or credits from the corporation.

       For purposes of selecting a committee to approve a business combination or a share acquisition, a director or person is "disinterested" under the Minnesota Statute if the director or person is neither an officer nor an employee, nor within five years preceding the formation of the committee has been an officer or employee of the issuing public corporation or of a related corporation. The committee must consider and act on any written, good faith proposal to acquire shares or engage in a business combination. The committee must consider and take action on the proposal and within 30 days render a decision in writing regarding the proposal.

       In contrast to the Minnesota provisions, the Delaware statute provides that if a person acquires 15 percent or more of the voting stock of a Delaware corporation, the person is designated an "interested stockholder" and the corporation may not engage in certain business combinations with such person for a period of three years. However, an otherwise prohibited business combination may be permitted if one of three conditions is met. First, if prior to the date the person became an interested stockholder, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, then the business combination is permitted. Second, a business combination is permitted if the tender offer or other transaction pursuant to which the person acquires 15 percent stock ownership is attractive enough such that the interested stockholder is able to acquire ownership in the same transaction of at least 85 percent of the outstanding voting stock (excluding for purposes of determining the number of shares outstanding those shares owned by directors who are also officers and shares owned by certain employee stock ownership plans). Finally, the business combination is permissible if approved by the board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of two-thirds of the outstanding voting shares held by disinterested stockholders.

       As in Minnesota, only certain Delaware corporations are subject to the business combination provisions. A corporation is subject to the statute if it is incorporated under the laws of Delaware and has a class of voting stock that is listed on a national securities exchange, quoted on Nasdaq, or held of record by more than 2,000 shareholders. Vista Delaware will be subject to the Delaware statute.

       Only certain "business combinations" are prohibited under Delaware law. A business combination is defined broadly to include any of the following: any merger or consolidation with the interested stockholder; any sale, transfer or other disposition of assets to the interested stockholder if the assets have a market value equal to or greater than 10 percent of the aggregate market value of all of the corporation's assets; any transfer of stock of the corporation to the interested stockholder, except for transfers in a conversion or exchange or a pro rata distribution; or any receipt by the interested stockholder of any loans, advances, guarantees, pledges and other financial benefits, except in connection with a pro rata transfer.

       The Delaware provisions do not apply to any business combination in which the corporation, with the support of a majority of those directors who were serving as directors before any person became an interested stockholder, proposes a merger, sale, lease, exchange or other disposition of at least 50 percent of its assets, or supports (or does not oppose) a tender offer for at least 50 percent of its voting stock. In such a case, all interested stockholders are released from the three year prohibition and may compete with the company-sponsored transaction.

       In comparison, Minnesota law is somewhat more restrictive with respect to a prospective takeover attempt than Delaware. In Minnesota, an interested shareholder is one who owns 10 percent of the outstanding shares, while in Delaware 15 percent is the threshold. In Minnesota, a person is deemed to beneficially own shares which that person has the right to acquire pursuant to the exercise of stock options, warrants or other rights, whereas in Delaware a person is not deemed to own such shares. An interested shareholder must wait four years in Minnesota to engage in prohibited business combinations, while the waiting period is only three years in Delaware. Minnesota also has a potentially broader definition of a business combination which encompasses a larger variety of transactions.

       Another difference between the two statutes is the method by which prohibited transactions become permissible. In Delaware, an otherwise prohibited business combination may be permitted by board approval, by stockholder approval, or by an acquisition of 85 percent of the outstanding shares of voting stock. In Minnesota, a prohibited transaction is only permitted by advance board committee approval. In addition, the Delaware statute provides that if the corporation proposes a merger or sale of assets, or does not oppose a tender offer, all interested stockholders are released from the three year prohibition and may compete with the company-sponsored transaction in certain circumstances. The Minnesota statute does not have a comparable provision.

       Both the Minnesota and Delaware provisions permit a corporation to "opt-out" of the business combination statute by electing to do so in its articles or certificate of incorporation or bylaws. Neither the Restated and Amended Articles of Incorporation (the "Articles") nor the Bylaws of Vista Minnesota contain such an "opt-out" provision. Similarly, neither the Certificate of Incorporation (the "Certificate") nor the Bylaws of Vista Delaware contain such an "opt-out" provision.

       OTHER ANTI-TAKEOVER PROVISIONS. The MBCA includes three other provisions relating to takeovers that are not included in the DGCL. These provisions address a corporation's use of golden parachutes, greenmail and the standard of conduct of the board of directors in connection with the consideration of takeover proposals.

       The MBCA contains a provision which prohibits a publicly-held corporation from entering into or amending agreements (commonly referred to as "golden parachutes") that increase current or future compensation of any officer or director during any tender offer or request or invitation for tenders.

       The MBCA also contains a provision which limits the ability of a corporation to repurchase shares at a price above market value (commonly referred to as "greenmail"). The statute provides that a publicly-held corporation is prohibited from purchasing or agreeing to purchase any shares from a person who beneficially owns more than five percent of the voting power of the corporation if the shares had been beneficially owned by that person for less than two years, and if the purchase price would exceed the market value of those shares. However, such a purchase will not violate the statute if the purchase is approved at a meeting of the shareholders by a majority of the voting power of all shares entitled to vote or if the corporation's offer is made at an equal value per share to all holders of shares of the class or series and to all holders of any class or series into which the securities may be converted.

       The MBCA authorizes the board of directors, in considering the best interests of the corporation with respect to a proposed acquisition of an interest in the corporation, to consider the interest of the corporation's employees, customers, suppliers and creditors, the economy of the state and nation, community and social considerations and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

       DIRECTORS' STANDARD OF CARE AND PERSONAL LIABILITY. The MBCA provides that a director shall discharge the director's duties in good faith, in a manner the director reasonably believed to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would have exercised under similar circumstances. A director who so performs those duties may not be held liable by reason of being a director or having been a director of the corporation.

       The DGCL provides that the board of directors has the ultimate responsibility for managing the business affairs of a Delaware corporation. In discharging this function, Delaware law holds directors to fiduciary duties of care and loyalty to the corporation and its stockholders. Delaware courts have held that the duty of care requires the exercise of informed business judgment. Informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Having become so informed, they then must act with requisite care in the discharge of their duties. Liabilities of directors of a Delaware corporation to the corporation or its stockholders for breach of the duty of care requires a finding by the court that the directors were grossly negligent in the decision-making context. The duty of loyalty requires that, in making a business decision, directors act in good faith and in the honest belief that the action taken was in the best interest of the corporation.

       LIMITATION OR ELIMINATION OF DIRECTORS' PERSONAL LIABILITY. The MBCA provides that, if the articles of incorporation so provide, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the articles may not limit or eliminate such liability for (a) any breach of the director's duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director received an improper personal benefit, (e) certain violations of the Minnesota securities laws, and (f) any act or omission occurring prior to the date when the provision in the articles eliminating or limiting liability becomes effective. Vista Minnesota's Articles contain a provision eliminating the personal liability of its directors for breach of fiduciary duty as a director, subject to the foregoing limitations.

       The DGCL provides that, if the certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the liability of a director is not limited or eliminated for (a) any breach of the director's duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, or (d) any transaction in which the director received an improper personal benefit. Vista Delaware's Certificate contains a provision eliminating the personal liability of its directors for breach of fiduciary duty as a director, subject to the foregoing limitations.

       The Company is not aware of any pending or threatened litigation to which the above-described limitation of directors' liability would apply.

       INDEMNIFICATION. The MBCA generally provides for mandatory indemnification of persons acting in an official capacity on behalf of the corporation if such a person acted in good faith, received no improper personal benefit, acted in a manner the person reasonably believed to be in or not opposed to the best interest of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful.

       The DGCL permits a corporation to indemnify officers, directors, employees or agents and expressly provides that the indemnification provided for therein shall not be deemed exclusive of any indemnification right provided under any bylaw, vote of shareholders or disinterested directors or otherwise. The shareholders are being asked to approve Indemnity Agreements with the executive officers and directors of Vista Delaware at the Special Meeting.

       Delaware law permits indemnification against expenses and certain other liabilities arising out of legal actions brought or threatened against parties entitled to indemnity for their conduct on behalf of the corporation, provided that each such person acted in good faith and in a manner such person reasonably believed was in or not opposed to the best interests of the corporation. Indemnification is available in a criminal action only if the person seeking indemnity had no reasonable cause to believe that the person's conduct was unlawful. Delaware law does not allow indemnification for directors in the case of an action by or in the right of the corporation (including stockholder derivative suits) as to which such director shall have been adjudged to be liable to the corporation unless indemnification (limited to expenses) is ordered by a court.

       The Bylaws of Vista Minnesota provide for indemnification to the full extent provided by Minnesota law. The Bylaws of Vista Delaware also provide for indemnification to the full extent permitted by Delaware law.

       STOCKHOLDER VOTING. Under both Minnesota law and Delaware law, action on certain matters, including the sale, lease or exchange of all or substantially all of the corporation's property or assets, mergers, and consolidations and voluntary dissolution, must be approved by the holders of a majority of the outstanding shares. In addition, both states' laws provide that the articles of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions.

       APPRAISAL RIGHTS IN CONNECTION WITH CORPORATE REORGANIZATIONS AND OTHER ACTIONS. Under Minnesota law and Delaware law, shareholders have the right, in some circumstances, to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value as determined by agreement with the corporation or by a court in an action timely brought by the dissenters. Minnesota law, in general, affords dissenters' rights upon certain amendments to the articles that materially and adversely affect the rights or preferences of the shares of the dissenting shareholder, upon the sale of substantially all corporate assets, and upon merger or exchange by a corporation, regardless of whether the shares of the corporation are listed on a national securities exchange or widely held.

       Delaware law allows for dissenters' rights only in connection with certain mergers or consolidations. No such appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 stockholders unless the certificate of incorporation provides otherwise (Vista Delaware's Certificate does not provide otherwise) or unless the shareholders are to receive in the merger or consolidation anything other than (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, (b) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 shareholders, and/or (c) cash in lieu of fractional shares of the corporation.

       The procedures for asserting dissenters' rights in Delaware impose most of the initial costs of such assertion on the dissenting shareholder, whereas the Minnesota procedures pose little financial risk to the dissenting shareholder in demanding payment in excess of the amount the corporation determined to be the fair value of its shares.

       CUMULATIVE VOTING FOR DIRECTORS. Minnesota law provides that each stockholder entitled to vote for directors has the right to cumulate those votes in the election of directors by giving written notice of intent to do so, unless the corporation's articles of incorporation provide otherwise. Vista Minnesota's Articles prohibit such accumulation of votes in elections of directors. Under Delaware law, no such cumulative voting exists, unless the certificate of incorporation provides otherwise. Vista Delaware's Certificate does not provide for cumulative voting in elections of directors.

       CONFLICTS OF INTEREST. Under both Minnesota law and Delaware law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation's directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely by reason of the conflict, provided that the contract or transaction is fair and reasonable at the time it is authorized, it is ratified by the corporation's stockholders after disclosure of the relationship or interest, or is authorized in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest. However, if the contract or transaction is authorized by the board, under Minnesota law the interested director may not be counted in determining the presence of a quorum and may not vote. Delaware law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director's vote is counted at the meeting which authorizes the transaction.

       CLASSIFIED BOARD OF DIRECTORS. Both Minnesota and Delaware permit a corporation's charter documents to provide for a classified board of directors. Delaware permits a maximum of three classes; Minnesota law does not limit the number of classes. The Articles and Bylaws of Vista Minnesota and the Certificate and Bylaws Vista Delaware do not provide for a classified board of directors.

       REMOVAL OF Directors. Under Minnesota law, in general, unless a corporation's articles provide otherwise, a director may be removed with or without cause by the affirmative vote of a majority of the shareholders. Under Delaware law, a director of a corporation may be removed with or without cause by a majority vote of the shares entitled to vote on the election of directors. However, a director of a Delaware corporation that has a classified board may be removed only for cause, unless the certificate of incorporation provides otherwise. Vista Delaware's Certificate and Bylaws do not provide for a classified board.

       VACANCIES ON BOARD OF DIRECTORS. Under Minnesota law, unless the articles or bylaws provide otherwise, (a) a vacancy on a corporation's board of directors may be filled by the vote of a majority of directors then in office, although less than a quorum, (b) a newly created directorship resulting from an increase in the number of directors may be filled by the board, and (c) any director so elected shall hold office only until a qualified successor is elected at the next regular or special meeting of shareholders. Vista Minnesota's Bylaws follow these provisions.

       Under Delaware law, a vacancy on a corporation's board of directors may be filled by a majority of the remaining directors, although less than a quorum, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the certificate of incorporation or bylaws. Vista Delaware's Bylaws are the same as the Bylaws of Vista Minnesota on this point.

       ANNUAL MEETINGS OF STOCKHOLDERS. Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of stockholders. Delaware law provides that if no date has been set for an annual meeting of stockholders for a period of 13 months after the last annual meeting, the Delaware court may order a meeting to be held upon the application of any stockholder or director.

       SPECIAL MEETINGS OF STOCKHOLDERS. Minnesota law provides that the chief executive officer, the chief financial officer, two or more directors, a person authorized in the articles or bylaws to call a special meeting, or a shareholder holding 10 percent or more of the voting power of all shares entitled to vote, may call a special meeting of the stockholders, except that a special meeting concerning a business combination must be called by 25 percent of the voting power of all shares entitled to vote. Under Delaware law, only the board of directors or those persons authorized by the corporation's certificate of incorporation or bylaws may call a special meeting of the corporation's stockholders. The Bylaws of Vista Delaware provide that stockholders holding 10 percent of the voting power can call special meetings.

       VOLUNTARY DISSOLUTION. Minnesota law provides that a corporation may be dissolved by the voluntary action of holders of a majority of a corporation's shares entitled to vote at a meeting called for the purpose of considering such dissolution. Delaware law provides that voluntary dissolution of a corporation first must be deemed advisable by a majority of the board of directors and then approved by a majority of the outstanding stock entitled to vote. Delaware law further provides for voluntary dissolution of a corporation without action of the directors if all of the stockholders entitled to vote on such dissolution shall have consented to the dissolution in writing.

       INVOLUNTARY DISSOLUTION. Minnesota law provides that a court may dissolve a corporation in an action by a shareholder where: (a) the situation involves a deadlock in the management of corporate affairs and the shareholders cannot break the deadlock; (b) the directors have acted fraudulently, illegally, or in a manner unfairly prejudicial to the corporation; (c) the shareholders are divided in voting power for two consecutive regular meetings to the point where successor directors are not elected; (d) there is a case of misapplication or waste of corporate assets; or (e) the duration of the corporation has expired. The Delaware law states that courts may revoke or forfeit the charter of any corporation for abuse, misuse or nonuse of its corporate powers, privileges or franchises.

       INSPECTION OF SHAREHOLDER LISTS. Under Minnesota law, any shareholder has an absolute right, upon written demand, to examine and copy, in person or by a legal representative, at any reasonable time, the corporation's share register. Under Delaware law, any shareholder, upon written demand under oath stating the purpose thereof, has the right during the usual hours for business to inspect for any proper purpose a list of the corporations stockholders and to make copies or extracts therefrom.

       AMENDMENT OF THE BYLAWS. Minnesota law provides that, unless reserved by the articles to the shareholders, the power to adopt, amend or repeal a corporation's bylaws is vested in the board, subject to the power of the shareholders to adopt, repeal or amend the bylaws. After adoption of initial bylaws, the board of a Minnesota corporation cannot adopt, amend or repeal a bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the board, or fixing the number of directors or their classifications qualifications or terms of office, but may adopt or amend a bylaw to increase the number of directors.

       Delaware law provides that the power to adopt, amend or repeal bylaws remains with the corporation's stockholders, but permits the corporation, in its certificate of incorporation, to place such power in the board of directors. Vista Delaware's Certificate places the power to adopt, amend or repeal its Bylaws with the Board of Directors. Under Delaware law, the fact that such power has been placed in the board of directors neither divests nor limits the stockholders' power to adopt, amend or repeal bylaws.

       AMENDMENT OF THE CHARTER. Under Minnesota law, before the shareholders may vote on an amendment to the articles of incorporation, either a resolution to amend the articles must have been approved by the affirmative vote of the majority of the directors present at the meeting where such resolution was considered, or the amendment must have been proposed by shareholders holding three percent or more of the voting power of the shares entitled to vote. Amending the articles of incorporation requires the affirmative vote of the holders of the majority of the voting power present and entitled to vote at the meeting (and of each class, if entitled to vote as a class), unless the articles of incorporation require a larger proportion. Minnesota law provides that a proposed amendment may be voted upon by the holders of a class or series even if the articles of incorporation would deny that right, if among other things, the proposed amendment would increase or decrease the aggregate number of authorized shares of the class or series, change the rights or preferences of the class or series, create a new class or series of shares having rights and preferences prior and superior to the shares of that class or series or limit or deny any existing preemptive right of the shares of the class or series.

       Under Delaware law, the board of directors must adopt a resolution setting forth an amendment to the certificate of incorporation before the shareholders may vote thereon. Unless the certificate of incorporation provides otherwise, amendments of the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also must approve the amendment.

       PROXIES. Both Minnesota law and Delaware law permit proxies of definite duration. In the event the proxy is indefinite as to its duration, under Minnesota law it is valid for 11 months, under Delaware law, for three years.

       PREEMPTIVE RIGHTS. Under Minnesota law, shareholders have preemptive rights to acquire a certain fraction of the unissued securities or rights to purchase securities of a corporation before the corporation may offer them to other persons, unless the corporation's articles of incorporation otherwise provide. The Articles of Incorporation of Vista Minnesota provide that no such preemptive rights exist in Vista Minnesota's shareholders. Under Delaware law, no such preemptive right will exist, unless the corporation's certificate of incorporation specifies otherwise. Vista Delaware's Certificate does not provide for any such preemptive rights.

       DIVIDENDS. Generally, a Minnesota corporation may pay a dividend if its board determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend and if, among other things, the dividend payment does not reduce the remaining net assets of the corporation below the aggregate preferential amount payable in the event of liquidation to the holders of the shares having preferential rights, unless the payment is made to those shareholders in the order and to the extent of their respective priorities. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, except that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

       SHAREHOLDERS' ACTION WITHOUT A MEETING. Under Minnesota law, any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting by written consent signed by all of the shareholders entitled to vote on such action. This power cannot be restricted by a Minnesota corporation's articles. Delaware law permits such an action to be taken if the written consent is signed by the holders of shares that would have been required to effect the action at an actual meeting of the stockholders. Generally, holders of a majority of outstanding shares could effect such an action. However, Delaware law also provides that a corporation's certificate of incorporation may restrict or prohibit stockholders' action without a meeting. Vista Delaware's Certificate does not restrict stockholder action without a meeting.

       STOCK REPURCHASES. A Minnesota corporation may acquire its own shares if, after the acquisition, it is able to pay its debts as they become due in the ordinary course of business and if enough value remains in the corporation to satisfy all preferences of senior securities. Under Delaware law, a corporation may purchase or redeem shares of any class except when its capital is impaired or such purchase would cause impairment of capital, except that a corporation may purchase or redeem out of capital any of its preferred shares if such shares will be retired upon the acquisition and the capital of the corporation will be thereby reduced.

RIGHTS OF DISSENTING SHAREHOLDERS

       Section 302A.471 of the MBCA grants any shareholder of the Company of record on February 10, 1998 who objects to the Merger the right to have the Company purchase the shares owned by the dissenting shareholder at their fair value at the Effective Time of the Merger. It is the present intention of the Company to abandon the Merger in the event shareholders exercise dissenter's rights and the Company becomes obligated to make a substantial payment to said dissenting shareholders.

       To be entitled to payment, the dissenting shareholder must file prior to the vote for the proposed Merger a written notice of intent to demand payment of the fair value of the shares and must not vote in favor of the proposed Merger; provided, that such demand shall be of no force and effect if the proposed Merger is not effected. The submission of a blank proxy will constitute a vote in favor of the Merger and a waiver of dissenter's rights. The Company's liability to dissenting shareholder for the fair value of the shares shall also be the liability of Vista Delaware when and if the reincorporation is consummated. Any shareholder contemplating the exercise of these dissenter's rights should review carefully the provisions of Sections 302A.471 and 302A.473 of the MBCA, particularly the procedural steps required to perfect such rights. SUCH RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 302A.471 AND 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED. A COPY OF SECTIONS 302A.471 AND 302A.473 IS ATTACHED AS EXHIBIT D.

       Shareholders of the Company who do not demand payment for their shares as provided above and in Section 302A.473 of the MBCA shall be deemed to have assented to the Merger. A vote against the Merger, however, is not necessary to entitle dissenting shareholders to require the Company to purchase their shares.

       If and when the proposed Reincorporation is approved by shareholders of the Company and the Merger Agreement is not abandoned by the Board of Directors, the Company shall notify all shareholders who have dissented as provided above of:

       (1) the address to which demand for payment and certificates for shares must be sent to obtain payment and the date by which they must be received;

       (2) any restriction on transfer of uncertificated shares that will apply after the demand for payment is received;

       (3) a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

       (4) a copy of Sections 302A.471 and 302A.473 of the MBCA and a brief description of the procedures to be followed to dissent and obtain payment of fair values for shares.

       To receive the fair value of the shares, a dissenting shareholder must demand payment and deposit share certificates within 30 days after the notice was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect. Under Minnesota law, notice by mail is given by the Company when deposited in the United States mail. A shareholder who fails to make demand for payment and to deposit certificates will lose the right to receive the fair value of the shares notwithstanding the timely filing of the first notice of intent to demand payment. After the effective date of the Reincorporation, the Company shall remit to the dissenting shareholders who have complied with the above-described procedures the amount the Company estimates to be the fair value of such shareholder's shares, plus interest.

       If a dissenter believes that the amount remitted by the Company is less than the fair value of the shares, with interest, the shareholder may give written notice to the Company of the dissenting shareholder's estimate of fair value, with interest, within 30 days after the Company mails such remittance and demand payment of the difference. UNLESS A SHAREHOLDER MAKES SUCH A DEMAND WITHIN SUCH THIRTY-DAY PERIOD, THE SHAREHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT REMITTED BY THE COMPANY.

       Within 60 days after the Company receives such a demand from a shareholder, it will be required either to pay the shareholder the amount demanded or agreed to after discussion between the stockholder and the Company or to file in court a petition requesting that the court determine the fair value of the shares, with interest. All shareholders who have demanded payment for their shares, but have not reached agreement with the Company, will be made parties to the proceeding. The court will then determine whether the shareholders in question have fully complied with the provisions of Section 302A.473 and will determine the fair value of the shares, taking into account any and all factors the court finds relevant (including the recommendation of any appraisers that may have been appointed by the court), computed by any method that the court, in its discretion, sees fit to use, whether or not used by the Company or a shareholder. The costs and expenses of the court proceeding will be assessed against the Company, except that the court may assess part or all of those costs and expenses against a shareholder whose action in demanding payment is found to be arbitrary, vexatious, or not in good faith.

       The fair value of the Company's shares means the fair value of the shares immediately before the effectiveness of the Merger. Under Section 302A.471, a shareholder of the Company has no right at law or equity to set aside the consummation of the Merger, except if such consummation is fraudulent with respect to such shareholder or the Company. The Company intends to use the closing bid price on the date of the effectiveness of the Merger as the fair value of the shares. As such, shareholders seeking payment from the Company will receive no greater price than if they sold their shares in the market.

       Any shareholder making a demand for payment of fair value may withdraw the demand at any time prior to the determination of the fair value of the shares by filing written notice of such withdrawal with the Company.

       The foregoing summary of the applicable provisions of Sections 302A.471 and 302A.473 of the MBCA is not intended to be a complete statement of such provisions and is qualified in its entirety by reference to such sections, the full texts of which are attached as Exhibit D to this Proxy Statement.

TAX CONSEQUENCES

       The Reincorporation provided for in the Merger Agreement is intended to be tax free under the Internal Revenue Code. Accordingly, no gain or loss will be recognized by the Company's shareholders for federal income tax purposes as a result of the consummation of the Reincorporation. Each shareholder (other than shareholders who exercise dissenter's rights) will have a tax basis in the shares of capital stock of Vista Delaware deemed received equal to the tax basis of the shareholder in the shares of capital stock deemed exchanged therefor, and, provided that the shareholder held the shares of capital stock as a capital asset, such shareholder's holding period for the shares of capital stock of Vista Delaware deemed to have been received will include the holding period of the shares of capital stock deemed exchanged therefore. No gain or loss will be recognized for federal income tax purposes by Vista Minnesota or Vista Delaware, and Vista Delaware will succeed, without adjustment, to the tax attributes of the Company.

       Shareholders should consult their own tax advisers as to the particular tax consequences to them of the Reincorporation under state, local or foreign tax laws. Potential tax consequences associated with the reverse stock split are addressed in the discussion below relating to that proposal.

VOTE REQUIRED FOR REINCORPORATION

       Approval of the Reincorporation and the Merger Agreement will require the affirmative vote of a majority of the outstanding shares of Common Stock of Vista Minnesota and the affirmative vote of a majority of the outstanding shares of each of the Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred and Series F Preferred, each such series voting as a separate class. As a result, the Reincorporation will not be effected if less than 50 percent of the outstanding shares of Common Stock or of any series of Preferred Stock of Vista Minnesota are voted in favor of the Reincorporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND THE REINCORPORATION


                                    PROPOSAL TWO
                                REVERSE STOCK SPLIT


       The Board of Directors believes that the best interests of the Company and its shareholders will be served by effecting a one-for-two reverse stock split (the "Reverse Split") of the Company's presently issued and outstanding shares of Common Stock. The Board of Directors has unanimously approved and recommends a vote FOR this proposal.

       If the Stockholders approve this proposal and the Reincorporation, the Reverse Split will be affected through the Merger Agreement. If the Reincorporation is NOT approved, the Reverse Split will be affected by amending
Section 2 of Article IV of the Articles of Incorporation to add the following sentence: "Upon amendment of the Restated Articles of Incorporation, every two shares of Common Stock issued and outstanding shall be converted into one share of Common Stock." If the shareholders approve this proposal, the Reverse Split shall become effective upon the filing of the Merger Agreement for the Reincorporation or the filing of an amendment to the Articles of Incorporation (the "Reverse Split Effective Date").

       The proposed Reverse Split will not affect any shareholder's proportionate equity interest in the Company or the rights, preferences, privileges or priorities of any shareholder, other than an adjustment which may occur due to the rounding up of fractional shares and a proportionate charge in the conversion ratios of the Preferred Stock. Likewise, the proposed Reverse Split will not affect the total stockholders' equity of the Company as reflected on the financial statements of the Company except to change the numbers of the issued and outstanding shares of capital stock. However, because the number of shares of capital stock that the Company is authorized to issue will not be decreased in proportion to the decrease in the number of issued shares, the number of shares which are authorized but unissued, and the percentage of ownership of the Company represented by such shares if they are issued in the future in the discretion of the Board of Directors, effectively will be increased.

       The following table illustrates the principal effects on the Company's capital stock of the Reverse Split (assuming the Reincorporation is also approved):

                     NUMBER OF SHARES OF CAPITAL STOCK

                                          Prior to Reverse      After Reverse
                                               Split               Split
                                          ----------------      --------------
 Common
 ------

 Authorized                                     43,885,000          43,000,000
 Issued and outstanding (1)                     18,760,765           9,380,382
                                          -----------------   -----------------
 Available for future issuance                  25,124,235          33,619,618
                                          -----------------   -----------------

 Preferred
 ---------

 Authorized                          1,115,000           2,000,000
 Issued and outstanding                767,731           1,115,000
 Available for future issuance          --(2)              885,000

(1) Excludes (i) 2,911,428 shares issuable upon exercise of outstanding options (1,455,714 shares after the Reverse Split),
       (ii) 593,176 shares issuable upon exercise of outstanding warrants (296,583 shares after the Reverse Split) and (iii) 9,647,649 shares issuable upon conversion of outstanding shares of Preferred Stock (4,823,824 shares after the Reverse Split), each as of February 10, 1998.

(2) The Board of Vista Minnesota may create additional series from undesignated shares.

EXCHANGE OF SHARES; NO FRACTIONAL SHARES

       Pursuant to the Reverse Split, every two shares of issued and outstanding Common Stock would be converted and reclassified into one share of post-split Common Stock, and any fractional interests resulting from such reclassification would be paid in cash. For example, a holder of 100 shares prior to the Reverse Split Effective Date would be the holder of 50 shares at the Reverse Split Effective Date; a holder of 101 shares prior to the Reverse Split Effective Date would be the holder of 50 shares at the Reverse Split Effective Date and would receive a cash payment for the fair market value of the one-half share otherwise issuable. Stockholders will be notified after the Reverse Split Effective Date that the Reverse Split has been effected. The Company's transfer agent, American Stock Transfer & Trust Company, will act as the exchange agent (the "Exchange Agent") for shareholders in implementing the exchange of their certificates and payments for fractional shares.

       As soon as practicable after the Reverse Split Effective Date, shareholders will be notified and provided the opportunity (but shall not be obligated) to surrender their certificates to the Exchange Agent in exchange for certificates representing post-split Common Stock. Shareholders will not receive certificates for shares of post-split Common Stock unless and until the certificates representing their shares of pre-split Common Stock are surrendered and they provide such evidence of ownership of such shares as the Company or the Exchange Agent may require. Shareholders should not forward their certificates to the Exchange Agent until they have received notice from the Company that the Reverse Split has become effective. Beginning on the Reverse Split Effective Date, each certificate representing shares of the Company's pre-split Common Stock will be deemed for all purposes to evidence ownership of the appropriate number of shares of post-split Common Stock. No service charge will be payable by shareholders in connection with the exchange of certificates.

       Shareholders have no right under Minnesota law to dissent from the Reverse Split or from the payment of cash for fractional interests resulting from the Reverse Split.

CHANGE OF CONVERSION RATIO FOR CONVERTIBLE PREFERRED STOCK AND NOTICE TO HOLDERS OF SUCH STOCK

       The outstanding shares of Preferred Stock are convertible into Common Stock at the following ratios: each share of Series B Preferred, Series C Preferred and Series D Preferred can be converted into 10.583 shares of Common Stock; each share Series E Preferred Stock is convertible into 36.3636 shares of Common Stock; shares of Series F Preferred are not convertible into Common Stock until the earlier of July 1, 1998 of the closing of a public offering of shares of Common Stock meeting specified criteria (with the conversion ratio for Series F Preferred to be determined using a formula based on the price of the Common Stock at or shortly before the time the Series F Preferred becomes convertible).

       The conversion ratios for the Preferred Stock will be adjusted as of the Reverse Split Effective Date so that the record owner of Preferred Stock shall be entitled to receive upon exercise of such conversion option the number of shares of Common Stock that the holder would have owned or be entitled to receive after the Reverse Split had such holder exercised his or her option to convert immediately prior to the Split Effective Date. The Company will send by first class mail, postage prepaid, to each record owner of Preferred Stock, notice of such adjustments, setting forth the new conversion ratio for each such class, accompanied by a brief statement of the facts requiring such adjustments and the computation by which each adjustment is made.

PURPOSES OF THE REVERSE SPLIT AND EFFECTIVE INCREASE IN AUTHORIZED SHARES

       The primary objectives of the Reverse Split are to increase the market value per share of the Company's Common Stock.

       The Company's Common Stock is currently listed on the Nasdaq SmallCap Market System under the symbol "VINF." However, the Company may in the future apply for listing of its Common Stock on the Nasdaq National Market System ("Nasdaq NMS") or a national securities exchange, which have certain per share minimum bid price requirements for initial inclusion. The Company anticipates that the Reverse Split will have the effect of increasing the minimum bid price of its Common Stock to a level that would permit it to satisfy the applicable minimum bid price criteria. Further, the Board of Directors has been advised that certain securities firms limit the extension of margin credit for, and otherwise discourage their registered representatives from recommending, the purchase of corporate securities that have a market value of less than $5.00 per share. Under the margin regulations of the Federal Reserve Board, brokers, financial institutions and certain other lenders may extend credit for the purchase of margin stock in an amount not to exceed 50% of the market value of such shares. For purposes of these regulations, the market value of the Common Stock is the closing price as reported by Nasdaq on the day preceding the extension of credit. To increase the per share market value, satisfy the Nasdaq NMS or a stock exchange's listing criteria and increase the likelihood of marginability of the Common Stock, the Board of Directors has determined that the Reverse Split would be in the best interests of the Company and its shareholders.

       Additionally, the Board of Directors believes that the current price per share of the Common Stock may reduce the effective marketability of the Common Stock because of the reluctance of certain brokerage firms to recommend the purchase of lower-priced stocks to their clients. Certain institutional investors have internal policies preventing the purchase of lower-priced stocks and many brokerage houses do not permit lower-priced stocks to be used as collateral for margin accounts. Further, a number of brokerage houses have policies and practices that tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that function to make the handling of lower-priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions tends to have an adverse impact upon holders of lower-priced stocks because the brokerage commission on a sale of lower-priced stocks generally represents a higher percentage of the sales price than the commission on a relatively higher-priced stock.

       The Board of Directors believes that the historically low per share market price of the Common Stock impairs the marketability of the Common Stock to institutional investors and members of the investing public and creates a negative impression with respect to the Company. Many investors and market makers look upon lower priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. The foregoing factors adversely affect both the pricing and the liquidity of the Common Stock. Thus, the potential increase in trading price resulting from the Reverse Split is expected to be attractive to the financial community and the investing public and in the best interests of the shareholders.

       The Board of Directors believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the Reverse Split, and the resulting anticipated increased price level, will stimulate additional interest in the Common Stock and possibly promote greater liquidity for the Company's shareholders. There can be no assurance, however, that there will be any greater liquidity, and it is possible that the liquidity could even be adversely affected by the reduced number of shares of Common Stock which would be outstanding after the Reverse Split is effected.

       If the Reverse Split becomes effective, management expects the quoted market price of the Common Stock to increase as a result of decreasing the number of shares outstanding, without altering the aggregate economic interest in the Company represented by such shares. The Board believes that the increased price would be a more appropriate trading price for a company that is traded on the Nasdaq NMS or a stock exchange and is concerned with long-term development of its business opportunities. In addition, the increase in the market price may serve to mitigate the present reluctance, policies and practices on the part of brokerage firms referred to above and diminish the adverse impact of trading commissions on the potential market for the Common Stock. There can be no assurance, however, that the Reverse Split will achieve these desired results, that any such increase would be in proportion to the one-for-two Reverse Split ratio or that the per share price level of the Common Stock immediately after the proposed Reverse Split can be maintained for any period of time.

       The Reverse Split may result in some shareholders owning "odd lots" of less than 100 shares. The costs, including brokerage commissions, of transactions in odd lots are generally higher than the costs in transactions in "round lots" of even multiples of 100.

       The primary objective of the effective increase in the number of shares of Common Stock which are authorized but unissued, and in the percentage of ownership of the Company represented by such shares if they are issued in the future in the discretion of the Board of Directors of the Company, is for the Company to have additional shares of Common Stock authorized and available for issuance as the need arises for possible future financing transactions, stock acquisitions, asset purchases, stock dividends or splits, issuances under any stock option plans that may be adopted in the future, and other general corporate purposes. The Board of the Company believes that the effective increase in the number and percentage of authorized but unissued shares will provide the Company additional flexibility to issue additional shares of Common Stock to meet the Company's future financing needs. In order to avoid the delay and expense involved in obtaining shareholder approval, the Board of the Company believes it to be in the best interests of the Company and its shareholders to have shares of Common Stock authorized and available for issuance without further action by the shareholders. Shareholders have no preemptive rights with respect to the additional authorized shares of Common Stock. Such shares of Common Stock may be issued on such terms, at such times and on such conditions as the Board may determine in its discretion.

       Although the Reverse Split and the effective increase in the number and percentage of authorized but unissued shares of Common Stock are not intended to be anti-takeover devices, the effective increase in the authorized capital together with a subsequent issuance of equity securities could impede a potential takeover for various reasons including, but not limited to, diluting the stock ownership of persons attempting to gain control of the Company and issuing securities to individuals or entities favorable to management. Moreover, the availability of such additional shares of Common Stock in and of itself might have the effect of discouraging an attempt to acquire control of the Company other than through negotiations with the Board of Directors. The Company has no plans to adopt any measures, other than the Reverse Split, which may be deemed to be anti-takeover devices. The Board of Directors is not aware of any present efforts by any person to accumulate the Company's capital stock or to obtain control of the Company through tender offer, merger or other business combination, proxy contest or otherwise. The Board has not formulated any program, nor entered into any agreement or understanding, and has no current intention, to issue any unissued and unreserved shares of Common Stock for the purpose of impeding or preventing any proposed takeover.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

       A summary of the federal income tax consequences of the Reverse Split is set forth below. The discussion is based on the present federal income tax law. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the Reverse Split. Income tax consequences to Stockholders may vary from the federal tax consequences described generally below. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE CONTEMPLATED REVERSE SPLIT UNDER APPLICABLE FEDERAL, STATE AND LOCAL INCOME TAX LAWS.

       The Reverse Split constitutes a "recapitalization" to the Company and its shareholders to the extent that issued shares of Common Stock are exchanged for a reduced number of shares of Common Stock. Therefore, neither the Company nor its shareholders will recognize any gain or loss for federal income tax purposes as a result thereof, except to the extent of any cash issued as payment for fractional shares.

       The shares of Common Stock to be issued to each shareholder will have an aggregate basis, for computing gain or loss, equal to the aggregate basis of the shares of such stock held by such shareholder immediately prior to the Reverse Split Effective Date. A shareholder's holding period for the shares of Common Stock to be issued will include the holding period for the shares of Common Stock held thereby immediately prior to the Reverse Split Effective Date provided that such shares of stock were held by the shareholder as capital assets on the Reverse Split Effective Date.

VOTE REQUIRED FOR REVERSE SPLIT

       The affirmative vote of holders of a majority of the outstanding shares of Common Stock and the affirmative vote of a majority of each of the classes of Preferred Stock is required for approval of the Reverse Split. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE REVERSE SPLIT.


                                  PROPOSAL THREE:
                 APPROVAL AND RATIFICATION OF INDEMNITY AGREEMENTS


GENERAL

       The intense competition that has characterized high technology businesses has greatly expanded the challenges and risks facing the officers and directors of such businesses. Therefore, in order to provide its directors and officers with increased protection from the risk of litigation and other liabilities and to ensure that the Company can continue to attract and retain qualified directors and officers, the Board of Directors determined it to be in the best interests of the Company and its shareholders to enter into indemnity agreements with its officers and directors.

       The Board of Directors has directed the submission to a vote of the shareholders of a proposal to approve and ratify the form of agreement (the "Delaware Indemnity Agreement") to be entered into between Vista Delaware and its directors, officers and certain key employees (the "Indemnified Parties") in the form attached hereto as Exhibit E.

       Although shareholder ratification and approval of the Delaware Indemnity Agreement is not required by law, the Board considers it appropriate to submit the Delaware Indemnity Agreement to the shareholders of the Company for their approval because the members of the Board of Directors will be parties to, and therefore the beneficiaries of the rights contained in, certain of the Delaware Indemnity Agreements. If the shareholders fail to approve and ratify the Delaware Indemnity Agreement, the Board will reexamine the issue of indemnification and determine whether the Company should enter into the Delaware Indemnity Agreements.

       The enforceability of certain of the provisions of the Delaware Indemnity Agreement has not been tested in court and remains subject to considerations of state law and public policy. Shareholders will not be estopped from later challenging the validity or enforceability of the Delaware Indemnity Agreements following shareholder approval of the Delaware Indemnity Agreement; however, following such approval, shareholders would not be able to invalidate such agreements solely because the directors benefit from the agreements.

       Delaware law provides a detailed statutory framework covering indemnification of directors and officers against liabilities and expenses arising out of legal proceedings brought against them by reason of their status or service as directors or officers. Section 145 of the General Corporation Law of Delaware ("Section 145") provides that a director or officer of a corporation
(i) shall be indemnified by the corporation for expenses in defense of

(a) any action or proceeding if the director or officer is sued by reason of his or her service to the corporation to the extent that such person has been successful in defense of such action or proceeding, and (b) any claim, issue or matter raised in such litigation, (ii) may, in actions other than actions by or in the right of the corporation (such as derivative actions), be indemnified for expenses, judgments, fines, amounts paid in settlement of such litigation, and other amounts, even if he or he is not successful on the merits, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation (and in a criminal proceeding, if she or she did not have reasonable cause to believe his or her conduct was unlawful), and (iii) may be indemnified by the corporation for expenses (but not judgments or settlements) incurred in any action by the corporation or in a derivative action (such as a suit by a shareholder alleging a breach by the director or officer of a duty owed to the corporation), even if he or she is not successful, provided that he or she acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, provided that no indemnification is permitted without court approval if the director is adjudged liable to the corporation.

       Delaware law permits a corporation to elect to indemnify its officers and directors under a broader range of circumstances than that provided under
Section 145. The indemnification provision in the Delaware By-Laws takes full advantage of the permissive Delaware indemnification laws and provides that:
(i) Vista Delaware is required to indemnify its officers and directors to the full extent permitted by law, including those circumstances in which indemnification would otherwise be discretionary; (ii) Vista Delaware is required to advance expenses to its officers and directors as incurred, including expenses relating to obtaining a determination that such officers and directors are entitled to indemnification, provided that they undertake to repay the amount advanced if it is ultimately determined that they are not entitled to indemnification; (iii) an officer or director may bring suit against Vista Delaware if a claim for indemnification is not timely paid; (iv) Vista Delaware is authorized to enter into indemnification agreements with its officers, directors, key employees and agents; and (v) Vista Delaware may not retroactively amend such Provision in a way which is adverse to its officers and directors or former officers and directors. The By-Laws, however, may be unilaterally changed by the Board, and, therefore, the Board has approved the use, subject to shareholders' approval sought at the Special Meeting, of the Delaware Indemnity Agreements in addition to the By-Laws. The Delaware Indemnity Agreements, which constitute binding agreements of the Company, prevent the Company from modifying its indemnification policy in a way that is adverse to any indemnified party who is a party to an Indemnity Agreement.

       The Delaware Indemnity Agreements provide that the Vista Delaware officers and directors will be indemnified to the full extent permitted under Delaware law.

PRINCIPAL TERMS OF THE DELAWARE INDEMNITY AGREEMENTS.

       The following analysis summarizes principal terms of the form of Delaware Indemnity Agreement. This analysis is a summary only and is qualified in its entirety by reference to the form of Delaware Indemnity Agreement attached to this Proxy Statement as Exhibit E, which you are urged to read and consider carefully.

       1. Indemnification rights may be provided under the Delaware Indemnity Agreement to a person in his capacity as a present or former director, officer, employee or other agent of the Company, a subsidiary, or a predecessor corporation (the "Indemnitee") in connection with a threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative. Indemnification rights are also provided to an Indemnitee's heirs, executors and administrators to the same extent they would be provided to the Indemnitee were he or she still alive.

       2. The Company must maintain in effect directors' and officers' liability insurance naming the Indemnitee as an insured unless such insurance is not available on reasonable terms.

       3. The Company must indemnify against all expenses reasonably incurred by an Indemnitee to the extent he or she has been successful in the defense of any proceeding (including an action by or in the right of the Company, such as a derivative action).

       4. The Company is required to indemnify against any expenses (including judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) reasonably incurred by an Indemnitee in connection with any proceeding (other than an action by or in the right of the Company), provided the Indemnitee's actions met the required standard of conduct.

       5. In connection with proceedings brought by or in the right of the Company against the Indemnitee (including derivative actions), the Company is required to indemnify against expenses actually and reasonably incurred by the Indemnitee, judgments, fines, and ERISA excise taxes and penalties, and amounts paid in settlement provided his or her actions met the required standard of conduct. However, no indemnification is required in such proceeding to the extent the Indemnitee is finally adjudged liable to the Company unless the court determines that, in view of all the circumstances, the Indemnitee is fairly and reasonably entitled to indemnification. This provision of the Delaware Indemnity Agreement requires no court approval for indemnification against amounts paid in settlement unless the Indemnitee has been finally adjudged liable by a court of competent jurisdiction. The Company believes that this provision of the Delaware Indemnity Agreement is consistent with Section 145, which provides for statutory indemnification of officers and directors, except that it expands upon Section 145 by providing for indemnification for additional types of expenses and for amounts paid in settlement.

       6. Even if the Indemnitee is not entitled to indemnification against the total amount of his or her expenses or liabilities in connection with a proceeding, the Company must indemnify him or her against any portion to which he or she is entitled.

       7. The Company is required to advance expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding, provided that the Indemnitee undertakes to repay any amounts for which he or she is ultimately determined not to be entitled to indemnification. This provision of the Delaware Indemnity Agreement expands upon Section 145, which is silent on advances of expenses incurred in connection with investigation, settlement and appeal.

       8. The Delaware Indemnity Agreement provides certain notice procedures in the event of a threat or commencement of a proceeding and provides that the Company may assume the defense of the proceeding under certain conditions.

       9. Notwithstanding the other provisions of the Delaware Indemnity Agreement, no indemnification or advancement of expenses is required if (i) an Indemnitee initiates a lawsuit against the Company (with certain specified exceptions); (ii) a court determines that, with respect to actions instituted to enforce or interpret the Indemnity Agreement, the action was not in good faith or was frivolous; (iii) the claim is for an amount paid in a settlement without the Company's consent, or (iv) for claims for recapture of short swing profits under Section 16(b) of the Securities Exchange Act.

       10. The Delaware Indemnity Agreement provides that its indemnification and expense advancement provisions are not exclusive of any other rights the Indemnitee may have.

       11. The Indemnitee may enforce in court any right to indemnification or advances granted by the Indemnity Agreement if (i) his or her claim is denied in whole or in part, or (ii) no disposition of his or her claim is made within 90 days of his or her request therefor. If successful in an enforcement action, the Indemnitee is entitled to be paid the expenses of prosecuting his or her claim.

INDEMNIFICATION OF LIABILITIES UNDER THE SECURITIES ACT OF 1933

       The Securities and Exchange Commission has expressed its opinion that indemnification of directors, officers and controlling persons of the Company against liabilities arising under the Securities Act of 1933 (the "Act") is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with securities which have been registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

       The Board of Directors has determined that the Delaware Indemnity Agreements serve, protect, and enhance the best interests of the shareholders and the Company. THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF THE DELAWARE INDEMNITY AGREEMENTS. The affirmative vote of a majority of the votes cast at the Special Meeting either in person or by proxy, is required for approval of this proposal.

                              SHAREHOLDERS' PROPOSALS

       The rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company's proxy statement where such proposals are consistent with applicable law, pertain to matter appropriate for stockholder action and are not properly omitted by company action in accordance with the proxy rules. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before March 23, 1998.

               OTHER MATTERS THAT MAY COME BEFORE THE SPECIAL MEETING

       In general, the special meeting may only consider those matters referred to in the accompanying Notice of Special Meeting of Stockholders. However, if any other matter should be properly presented for consideration and voting at the Special Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of Proxy Card to vote the Proxy Cards in accordance with their judgment of what is in the best interest of the Company.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   Thomas R. Gay
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER

San Diego, California
February 16, 1998

                                     EXHIBIT A

                            AGREEMENT AND PLAN OF MERGER

                                     EXHIBIT A

                            AGREEMENT AND PLAN OF MERGER


       This Agreement and Plan of Merger ("Merger Agreement") is entered into as of March __, 1998 by and between VISTA Information Solutions, Inc., a Minnesota corporation ("Vista Minnesota"), and VISTA Information Solutions, Inc., a Delaware corporation ("Vista Delaware"), with respect to the following facts:

A. Vista Minnesota is a corporation duly organized, validly existing, and in good standing under the laws of the State of Minnesota.

B. Vista Delaware is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. All of the issued and outstanding shares of Vista Delaware are owned by Vista Minnesota.

C. The Board of Directors of Vista Minnesota and the Board of Directors of Vista Delaware deem it advisable that Vista Minnesota merge with and into Vista Delaware in accordance with the applicable laws of the States of Delaware and Minnesota, and the Board of Directors of each of such corporations has approved the Merger Agreement.

D. The Merger Agreement has been approved by Vista Minnesota as the sole shareholder of Vista Delaware.

E. The Board of Directors of Vista Minnesota directed that the Merger Agreement be submitted to a vote of the shareholders of Vista Minnesota at the Special Meeting to be held on March 17, 1998, or any adjournment thereof and at such Special Meeting the shareholders of Vista Minnesota approved the Merger Agreement.

NOW, THEREFORE, in consideration of the agreements, provisions, and covenants herein contained, the parties hereby agree as follows:


                            I.     TERMS AND CONDITIONS

       1.1 MERGER. Vista Minnesota shall be merged (the "Merger") with and into Vista Delaware, and Vista Delaware shall be the surviving corporation (the "Surviving Corporation"), effective upon the date that this Agreement or an appropriate certificate of merger is filed with the Secretary of State of the State of Delaware, or upon the date that appropriate articles of merger are filed with the Secretary of State of the State of Minnesota, whichever occurs later (the "Effective Date").

       1.2     EFFECT OF MERGER.

               (a) On the Effective Date, the separate corporate existence of Vista Minnesota shall cease, and the corporate existence of Vista Delaware, as the Surviving Corporation governed by Delaware law, shall continue unimpaired and unaffected by the Merger.

               (b) On the Effective Date, the shares of Common Stock of Vista Delaware issued and outstanding immediately prior to the Merger shall be retired and canceled.

               (c) On the Effective Date, each two shares of Common Stock of Vista Minnesota issued and outstanding shall be converted by reason of the Merger and without any action on the part of the holders thereof into and become one share of Common Stock of the Surviving Corporation; provided, however, that no fractional shares of Common Stock of the Surviving Corporation will be issued by reason of the Merger. In lieu of any fractional shares that would otherwise be issuable by reason of the Merger, Vista Delaware shall pay in cash the proportionate amount of such fractional share based on the fair market value of the shares of Vista Delaware on the Effective Date, as determined by the Board of Directors of Vista Delaware. On the Effective Date, each share of Preferred Stock of Vista Minnesota issued and outstanding shall be converted by reason of the Merger and without any action on the part of the holder thereof into and become one share of Preferred Stock of Vista Delaware (in the same series as the share of Preferred Stock of Vista Minnesota so converted). On and after the Effective Date, upon conversion of any shares of its Preferred Stock Vista Delaware shall issue shares of its Common Stock that such holders of Preferred Stock shall be entitled to acquire pursuant to the terms of the Certificate of Incorporation of Vista Delaware. Except as provided by Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act, the shares of Common Stock and Preferred Stock of Vista Minnesota, so converted shall cease to exist as such and shall exist only as shares of Common Stock or Preferred Stock, as the case may be, of the Surviving Corporation.

       1.3 STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock or Preferred Stock of Vista Minnesota shall be deemed for all purposes to evidence ownership of and to represent the shares of the Surviving Corporation into which the shares of Vista Minnesota represented by such certificates have been converted (and the right to receive cash payment for any fractional shares) as herein provided. The registered owner on the books and records of Vista Minnesota or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of the Surviving Corporation evidenced by such outstanding certificate as above provided.

       1.4 OPTIONS, WARRANTS, CONVERTIBLE DEBENTURES. Upon the Effective Date, the Surviving Corporation will assume and continue all existing stock option plans of Vista Minnesota, with appropriate reduction in the number of shares reserved for issuance and available for future grant to reflect the conversion rate set forth in Section 1.2(c) above. Upon the Effective Date, all outstanding and unexercised options, warrants, convertible debentures or other rights to acquire Common Stock of Vista Minnesota (other than shares of Preferred Stock) (such options, warrants, debentures and other rights collectively, "Acquisition Rights") shall become Acquisition Rights to acquire Common Stock of Vista Delaware, with no changes in the terms or conditions of such Acquisition Rights; provided that (i) the number of shares subject to or issuable upon each such Acquisition Right to acquire Common Stock of Vista Delaware shall be one-half of the number of shares of Common Stock issuable by Vista Minnesota under the Acquisition Right so converted, and (ii) the per share exercise price of the Acquisition Right of Vista Delaware shall be two times the exercise price of the Acquisition Right so converted, such that there is no change in the aggregate exercise price of such Acquisition Right, and provided, further, that no fractional share of Common Stock of the Surviving Corporation will be issued pursuant to the exercise of an Acquisition Right converted by this Section 1.4. In lieu of a fractional share that would otherwise be issuable pursuant to the exercise, after the Effective Date, of an Acquisition Right converted by this Section 1.4, a cash payment shall be made equal to the proportionate amount of such fractional share based on the fair market value of Vista Delaware as determined by the Board of Directors.



                  II    CHARTER DOCUMENTS, DIRECTORS, AND OFFICERS

       2.1 CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation of Vista Delaware, as in effect on the Effective Date, shall continue to be the Certificate of Incorporation of the Surviving Corporation until further amended in accordance with the provisions thereof and applicable law. The Bylaws of Vista Delaware, as in effect on the Effective Date, shall continue to be the Bylaws of the Surviving Corporation until amended in accordance with the provisions thereof and applicable law.

       2.2 DIRECTORS AND OFFICERS. The directors of Vista Minnesota on the Effective Date shall become the directors of the Surviving Corporation and continue in office until their successors are elected and qualified, or until their death, resignation, or removal. The officers of Vista Minnesota on the Effective Date shall become the officers of the Surviving Corporation and continue in office and shall serve at the pleasure of the Board of Directors.

                                III    MISCELLANEOUS

       3.1 ABANDONMENT. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of Vista Minnesota, notwithstanding approval of this Merger Agreement by the shareholders of Vista Minnesota.

       3.2 AMENDMENT. At any time before the Effective Date, this Merger Agreement may be amended by the Boards of Directors of the parties hereto, notwithstanding approval of this Merger Agreement by the shareholders of Vista Minnesota, provided, however, that no such amendment not approved by the shareholders may be made if such amendment, in the judgement of the Board of Directors of Vista Minnesota, would have a material adverse effect on the rights of such shareholders or violate applicable law.

       3.3 COUNTERPARTS. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original.

       3.4 FURTHER ASSURANCES. From time to time on and after the Effective Date, each party will execute and deliver or cause to be executed and delivered all such further assignments, assurances or other instruments, and shall take or cause to be taken all such further actions, as may be necessary or desirable to consummate the Merger provided for herein, and the other transactions contemplated by this Merger Agreement.

IN WITNESS WHEREOF, this Merger Agreement, is hereby executed on behalf of each of said corporations by their respective officers thereunto duly authorized.



                                        VISTA INFORMATION SOLUTIONS, INC.,
                                        a Minnesota corporation



                                        By:
                                               ---------------------------


Attest:

---------------------------



                                        VISTA INFORMATION SOLUTIONS, INC.,
                                        a Delaware corporation



                                        By:
                                               ---------------------------


Attest:

---------------------------

                                     EXHIBIT B

                   CERTIFICATE OF INCORPORATION OF VISTA DELAWARE

                            CERTIFICATE OF INCORPORATION
                                         OF
                         VISTA INFORMATION SOLUTIONS, INC.


       FIRST: The name of the Corporation is VISTA Information Solutions, Inc. (hereinafter sometimes referred to as the "Corporation").

       SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle. The name of the registered agent at that address is The Corporation Trust Company.

       THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.

       FOURTH: The shares of capital stock of the Corporation shall be subject to the following:

1. CLASSES OF STOCK. The Corporation is authorized to issue two classes of shares to be designated respectively "Preferred Stock" and "Common Stock." The total number of shares of Common Stock authorized is Forty-Three Million (43,000,000), each with the par value of $.001 per share, and the total number of shares of Preferred Stock authorized is Two Million (2,000,000), each with the par value of $.001 per share.

2. PREFERRED STOCK. The Preferred Stock may be issued in from time to time in one or more series. The Board of Directors of this corporation, by resolutions duly adopted by the affirmative vote of no fewer than two thirds of its members, is authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. The Board of Directors is also authorized to increase or decrease the number of shares of any series of Preferred prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. The first five series, shall be designated "Series B Convertible Preferred Stock," "Series C Convertible Preferred Stock," "Series D Convertible Preferred Stock," "Series E Convertible Preferred Stock," and "Series F Convertible Preferred Stock." The Series B Convertible Preferred Stock shall consist of Two Hundred Thousand (200,000) shares, the Series C Convertible Preferred Stock shall consist of Six Hundred Seventy Thousand (670,000) shares, the Series D Convertible Preferred Stock shall consist of Two Hundred Forty Thousand (240,000) shares, the Series E Convertible Preferred Stock shall consist of Two Thousand Five Hundred (2,500) shares and the Series F Convertible Preferred Stock shall consist of Two Thousand Five Hundred (2,500) shares.
In case the number of shares of any series (including series subsequently designated by the Board of Directors) shall be decreased, the shares constituting such decrease shall resume the status of authorized shares of Preferred Stock without designation as to series.

3. RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS. The relative powers, rights, preferences, privileges, qualifications, limitations and restrictions granted to or imposed upon the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock and the Series D Convertible Preferred Stock are set forth in Article FIFTH. The relative powers, rights, preferences, privileges, qualifications, limitations and restrictions granted to or imposed upon the Series E Convertible Preferred Stock and the Series F Convertible Preferred Stock are set forth in Article SIXTH.

       FIFTH: The shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock shall have the respective powers, preferences and rights, and the qualifications, limitations and restrictions thereof, as follows:

1.   DIVIDENDS AND DISTRIBUTIONS.

       (a) If a dividend or distribution is declared or otherwise is to be made (whether in liquidation or otherwise) on or in respect of the Common Stock of the Corporation, the holders of shares of the Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, respectively, shall be paid dividends or distributions in an amount at least equal to the amount that would have been paid on or in respect of the Common Stock into which such shares of the Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, respectively, are then convertible as if all such Common Stock had been issued upon conversion and had been entitled to such dividends or distributions. The holders of the shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, respectively, shall be entitled to be paid in full the dividends and distributions provided in this Section 1(a) prior to the payment of any dividends or distributions on or in respect of Common Stock of the Corporation.

       (b) In addition to dividends and distributions referred to in Section l(a) hereof, the holders of the shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, respectively, shall be paid such other dividends or distributions on the shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, respectively, when and as declared by the Board of Directors of the Corporation, acting in its sole discretion, out of assets of the Corporation legally available therefor, provided that any dividends payable pursuant hereto with respect to any such series shall be paid on an equal basis to each such series based on the number of shares of Common Stock into which each of the outstanding shares of the respective series are then convertible.

2.   LIQUIDATION RIGHTS.

       (a) In the event of any liquidation, dissolution or winding up of the business of the Corporation, whether voluntary or involuntary, each holder of any shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, respectively, shall be entitled to receive, out of assets of the Corporation legally available therefor, before the payment, distribution or setting apart for payment or distribution of any amount for the holders of Common Stock, a preferential amount in cash equal to the greater of (i) $15.00 per share for each share of Series B Convertible Preferred Stock, $16.718 per share for each share of Series C Convertible Preferred Stock or $13.36 per share for each share of Series D Convertible Preferred Stock, respectively, or (ii) all dividends or distributions to be paid with respect to such shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, respectively, pursuant to Section 1 hereof. Subject to the rights of any series of preferred stock which may later come into existence, all remaining assets of the Corporation shall be distributed to the holders of Common Stock. If the assets of Corporation to be distributed to holders of shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock are insufficient to pay the full preferential amount so payable to such holders, all assets to be distributed to such holders will be distributed among them, PRO RATA in proportion to their respective liquidation preferences as set forth above.

       (b) For purposes of Section 2(a) above, at the option of the holders of the shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, respectively, exercisable by written notice to the Corporation that is duly authorized by the affirmative vote or written consent of the Majority Holders (as defined in Section 7 hereof) of each respective series voting in accordance with applicable law as a separate class, the consolidation or merger of the Corporation with or into another entity or entities and the sale or transfer by the Corporation of all or substantially all of its assets (determined on a consolidated basis) shall be deemed to be a liquidation, dissolution or winding up of the Corporation, and the holders of the shares of each respective series that has exercised such option shall be entitled to receive payment of the amounts payable with respect to such shares upon a liquidation, dissolution or winding up in cancellation of their shares upon the consummation of any such transaction; provided that the foregoing provision shall not apply to any merger or consolidation in which (i) the Corporation is the surviving entity and (ii) the holders of the Corporation's outstanding capital stock immediately prior to the merger continue to own the Corporation's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board of Directors immediately after the merger.

3.   VOTING RIGHTS.

       (a) Except as otherwise provided by law or as otherwise provided herein, including without limitation Section 3(e) hereof, the holders of shares of Common Stock and the holders of shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock shall vote together as a single class on all matters as to which the holders of shares of Common Stock may be entitled to vote, and the holders of shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which their respective shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock are convertible at such time. Holders of shares of Common Stock shall be entitled to one vote per share.

       (b) With respect to each of the Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, as separate classes, as long as there are at least twenty-five percent (25%) of the maximum number of shares of such series issued by the Corporation that remain issued and outstanding (subject to appropriate adjustment for stock splits, recapitalizations and similar events), the Corporation shall not, without the written consent or the affirmative vote of the Majority Holders (as defined in Section 7 hereof) of any such series as to which at least twenty-five percent (25%) of the maximum number of shares of such series issued by the Corporation remain issued and outstanding, in addition to the approval of the Board of Directors in accordance with applicable law, take or permit to occur any of the following actions in any manner whatsoever:

                 (i) an increase in the number of persons serving on the Board of Directors or the election of an individual to fill any vacancy on the Board of Directors in any of the directorships, if any, that the holders of such series are entitled to elect pursuant to Section 3(e) hereof (it being understood that filling one series' directorship vacancy shall not require the consent of any other series);

                 (ii) any delegation of rights of the Board of Directors to an executive or other committee of the Board of Directors currently existing or hereafter proposed, or to any other one or more persons or entities other than the duly elected officers of the Corporation in accordance with the Bylaws of the Corporation, except to the Compensation Committee and committees that report to the Board of Directors and have no authority to act or bind the Corporation; or

                 (iii) any change to any provision in the Certificate of Incorporation, or any provision in the Bylaws of the Corporation, except for changes in the Bylaws that would not materially and adversely affect any rights, powers or privileges of any holder of shares of such series, any designee of such series serving on the Board or the Board Observer (as defined in Section 5 hereof).

       (c) With respect to each of the Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, as separate classes, as long as there are at least twenty-five percent (25%) of the maximum number of shares of such series issued by the Corporation that remain issued and outstanding (subject to appropriate adjustment for stock splits, recapitalizations and similar events), the Corporation shall not, without (a) the written consent or the affirmative vote of the Board of Directors in accordance with applicable law, including without limitation in accordance with Section 3 of Article IV of this Certificate of Incorporation, and (b) the written consent or the affirmative vote of any combination of:
(A) the director designated or elected by the holders of the Series B Convertible Preferred Stock and one of the directors designated or elected by the holders of the Series C Convertible Preferred Stock, (B) the director designated or elected by the holders of the Series B Convertible Preferred Stock and at least two of the directors elected by the holders of Common Stock, or (C) one of the directors designated or elected by the holders of the Series C Convertible Preferred Stock and at least two of the directors elected by the holders of Common Stock, take or permit to occur any of the following actions in any manner whatsoever:

                 (i) any designation or reclassification of any additional class, or series within a class, of capital stock of the Corporation, or any other change to any rights, powers or privileges incident to any shares, or any class or series of shares, of capital stock of the Corporation, or the authorization, creation or issuance of any warrants, options, bonds, debentures, notes or other instruments convertible into or exchangeable or exercisable for, or having rights to purchase, any shares other than the Common Stock;

                 (ii) any sale, lease, transfer or other disposition of all or a substantial portion of the assets of the Corporation or any other disposition of significant assets, disposition of a product line or other disposition outside of the ordinary course of the business of the Corporation;

                 (iii) any merger, consolidation or other business combination involving the Corporation or exchange of any shares, or any class or series thereof, of capital stock of the Corporation;

                 (iv) the acquisition of another business operation or the assets thereof where the business operation or the assets are material to the Corporation at the time of such contemplated transaction;

                 (v) entering into a joint venture or distribution agreement or modifying any existing joint venture or distribution agreement, which agreement as originally executed or as modified does or is projected to
(A) produce annual revenues of greater than $1,000,000 within two years of the effective date of such agreement or modification, or (B) expose the Corporation to out-of-pocket expenses or costs (exclusive of product liability or any other contingent liability) of, or require or permit the Corporation to invest, $1,000,000 or more;

                 (vi) any transaction with an Affiliate (as defined in Section 7 hereof), except a transaction or series of transactions involving less than $200,000 in the aggregate and which are for services actually rendered (and out-of-pocket expenses related thereto) at the same rate the Corporation would have been charged (and expenses) for equivalent services rendered on an arm's-length basis;

                 (vii) the establishment or modification of any stock option plans, pension plans, qualified benefit plans or the like;

                 (viii) any material change or material modification to the Geographic Underwriters System Joint Service Agreement made as of October 1, 1992 between Insurance Service Office Inc. and the Corporation;

                 (ix) any direct or indirect redemption, purchase or other acquisition of any capital stock of the Corporation; or

                 (x) any transaction of similar substantive effect to any of the foregoing.

       (d) The adoption of an annual budget or business plan, or any material amendment or change to an annual budget or business plan that has been previously adopted by the Board of Directors, shall be subject to approval by a simple majority of the full Board of Directors. For any period of time for which an annual budget or business plan has not been so approved, the previously approved annual budget or business plan shall remain the annual budget or business plan of the Corporation.

       (e)       With respect to the election of Directors of the Corporation:

                 (i) The holders of shares of Series B Convertible Preferred Stock, voting separately as a class, shall be entitled to appoint or elect one Director, and shall be entitled to remove and replace such Director, with or without cause. The vote of the Majority Holders of the Series B Convertible Preferred Stock shall be necessary to remove or replace such Director. If any vacancy shall exist for any reason in the directorship that the holders of shares of Series B Convertible Preferred Stock are entitled to appoint or elect, such vacancy may be filled only by such holders, by delivery to the Corporation of a written instruction by all of the holders of shares of Series B Convertible Preferred Stock or by the affirmative vote of the Majority Holders in any other manner that is in accordance with the Certificate of Incorporation and the Bylaws of the Corporation or otherwise authorized by law. The holders of shares of Series B Convertible Preferred Stock shall not have the right to vote in the election or removal of any Directors except as set forth in this
Section 3(e)(i).

                 (ii) The holders of shares of Series C Convertible Preferred Stock, voting separately as a class, shall be entitled to appoint or elect two Directors, and shall be entitled to remove and replace such Directors, with or without cause. The vote of the Majority Holders of the shares of Series C Convertible Preferred Stock shall be necessary to remove or replace such Directors. If any vacancy shall exist for any reason in either of the directorships that the holders of shares of Series C Convertible Preferred Stock are entitled to appoint or elect, such vacancy may be filled only by such holders, by delivery to the Corporation of a written instruction by all of the holders of shares of Series C Convertible Preferred Stock or by the affirmative vote of the Majority Holders in any other manner that is in accordance with the Certificate of Incorporation and the Bylaws of the Corporation or otherwise authorized by law. The holders of shares of Series C Convertible Preferred Stock shall not have the right to vote in the election or removal of any Directors except as set forth in this
Section 3(e)(ii).

                 (iii) The holders of shares of Series D Convertible Preferred Stock shall be entitled to vote the number of shares of Common Stock into which the shares of Series D Convertible Preferred Stock are convertible at such time together with the holders of other shares of capital stock as a single class in the election or removal of any Directors of the Corporation other than the Directors elected pursuant to clauses (i) and (ii) above.

       (f) The voting rights conferred upon the holders of shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock herein shall be in addition to those provided by law, and neither any provision in the Certificate of Incorporation or Bylaws nor any action taken by the Corporation shall decrease or otherwise affect said voting rights provided by law.

4.   CONVERSION.

       Each holder of shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock may at any time, and from time to time, convert any or all of such holder's shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock into fully paid and non-assessable shares of Common Stock. On the date hereof, the ratio of number of shares of Common Stock into which each share of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock shall be convertible (the "Conversion Ratio") is 5.2915 shares of Common Stock for each share of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, as the case may be.

       (a) In order to prevent dilution of the conversion rights granted under this Section 4, the Conversion Ratio shall be subject to adjustment from time to time as provided in this Section 4(a).

                 (i) Except for the Common Stock and securities convertible into Common Stock and rights and options to acquire Common Stock or preferred stock issued or issuable and specified on SCHEDULE 1 hereto, if the Corporation issues or sells, or in accordance with Section 4(a)(ii) or (iii) is deemed to have issued or sold, any shares of Common Stock for a consideration per share less than seventy percent (70%) of the Market Price (as defined in Section 7 hereof) of the Common Stock in effect immediately prior to such time, then immediately upon such issue or sale, the Conversion Ratio shall be adjusted to equal the product obtained by multiplying the Conversion Ratio in effect immediately prior to such adjustment by a fraction, the numerator of which is the product obtained by multiplying (A) the Market Price of the Common Stock determined on the date of such issue or sale, times (B) the number of shares of Common Stock Deemed Outstanding (as defined in Section 7 hereof) immediately after such issue or sale and the denominator of which is the sum obtained by adding (1) the gross consideration, if any, received by the Corporation upon such issue or sale and (2) the product obtained by multiplying the Market Price of the Common Stock determined on the date of such issue or sale times the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale.

                 (ii)     Except for the rights and options referred to on
SCHEDULE 1 hereto, if the Corporation in any manner grants any rights or options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or portions being herein called "Rights" and such convertible or exchangeable Stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of such Rights or upon conversion or exchange of such Convertible Securities is less than seventy percent (70%) of the Market Price of the Common Stock in effect immediately prior to the time of the granting of such Rights, then, for purposes of this Section 4 (a), the total maximum number of shares of Common Stock issuable upon the exercise of such Rights or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Rights shall be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable upon the exercise for such Rights or upon conversion or exchange of such Convertible Securities" is determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Rights, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Rights, plus in the case of such Rights which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon exercise of such Rights or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Rights. No adjustment of the Conversion Ratio shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Rights or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                 (iii) If the Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange is less than seventy percent (70%) of the Market Price of the Common Stock in effect immediately prior to the time of such issue or sale, then, for purposes of this Section 4(a), the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable upon the conversion or exchange" is determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No adjustment of the Conversion Ratio shall be made upon the actual issue of such Common Stock or upon conversion or exchange of such Convertible Securities, and, notwithstanding the first sentence of this Section 4(a)(iii), if any such issue or sale of such Convertible Securities is made upon exercise of any Rights for which adjustment of the Conversion Ratio had been or are to be made pursuant to this Section 4(a), no further adjustment of the Conversion Ratio shall be made by reason of such issue or sale.

                 (iv) If any Common Stock, Rights or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the gross amount received by the Corporation therefor. In case any Common Stock, Rights or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation shall be the Market Price thereof as the date of receipt. The fair value of any consideration other than cash or securities shall be determined jointly by the Corporation and the Majority Holders of each of the respective series of preferred stock. If such parties are unable to reach agreement within thirty (30) days, such fair value shall be determined by an Appraisal. The determination of such appraisers shall be final and binding on the Corporation and all holders of shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock and the fees and expenses of such appraisers shall be paid one-half (l/2) by the Corporation and one-half (l/2) by the holders of shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock.

                 (v) In case any Right is issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Rights by the parties thereto, the Rights shall be deemed to have been issued without consideration.

                 (vi) The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Corporation or any subsidiary of the Corporation, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

                 (vii) If the Corporation determines a record date of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Rights or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Rights or Convertible Securities, then, for purposes of this Section 4(a), such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                 (viii) If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Ratio in effect immediately prior to such subdivision shall be proportionately increased. If the Corporation at any time combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Ratio in effect immediately prior to such combination shall be proportionately decreased.

                 (ix) Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets to another person or entity or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "Fundamental Change". Prior to the consummation of any Fundamental Change, the Corporation shall make appropriate provision (in form and substance satisfactory to the Majority Holders of each of the respective series of preferred stock) to insure that all holders of shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock shall thereafter have the right to acquire and receive in lieu of or addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of the conversion right granted hereunder, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of the conversion right granted hereunder had such Fundamental Change not taken place. In any such case, the Corporation shall make appropriate provision (in form and substance satisfactory to the Majority Holders) with respect to the rights and interests of all holders of shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, respectively, to insure that the provisions of this Section 4 shall thereafter be applicable to the Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment of the Conversion Ratio taking into account the value of the Common Stock reflected by the terms of such consolidation, merger or sale, if the value per share so reflected is less than seventy percent (70%) of the Market Price of the Common Stock in effect immediately prior to such consolidation, merger or sale. The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from such consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the Majority Holders of each of the respective series of preferred stock), the obligation to deliver to holders of shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, respectively, such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to acquire.

          (x) If any event occurs of the type contemplated by the provisions of this Section 4(a) but not expressly provided for by such provisions, including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features, then the Board of Directors shall make an appropriate adjustment in the Conversion Ratio so as to protect the rights of the holders of shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, respectively; provided that no such adjustment shall decrease the Conversion Ratio. However, notwithstanding this Section 4(a)(x), no adjustment to the Conversion Ratio shall be made upon the granting of stock appreciation rights, phantom stock rights or other rights with equity features to an executive officer of the Corporation, provided that all such rights or other arrangements granted to or for the benefit of such executive officer in the aggregate provide no greater economic value than would have been incident to ownership of 50,000 shares of Common Stock (subject to appropriate adjustment for stock splits, recapitalizations and similar events) and have a market value of not more than $500,000 when granted.

     (b) In order to exercise such conversion privilege, the holder of any shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock to be converted shall give written notice to the Corporation at its principal office that such holder elects to convert such shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock or specified portion thereof into shares of Common Stock as set forth in such notice. Any conversion of shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock into Common Stock shall be effective as of the date of the Corporation's receipt of such notice (the "Conversion Date"). At such time as the certificate or certificates representing shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock which have been converted are surrendered to the Corporation, a certificate or certificates representing the number of shares of Common Stock determined pursuant to
Section 4(a) hereof shall be issued and delivered. In case of conversion of only part of the shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock represented by a certificate or certificates surrendered to the Corporation, the Corporation also shall forthwith issue and deliver a new certificate for the number of shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, as the case may be, which had not been converted. Until such time as the certificate or certificates representing shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock which are being converted are surrendered to the Corporation and a certificate or certificates representing the shares of Common Stock into which such shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock have been converted have been issued and delivered, the certificate or certificates representing the shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock which had been converted shall represent the shares of Common Stock into which such shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock have been converted.

     (c) The Corporation shall at all times reserve from its authorized Common Stock a sufficient number of shares to provide for conversion for all shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock from time to time outstanding. As a condition precedent to the taking of any action which would cause an adjustment increasing the number of shares into which the outstanding shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock may be converted, the Corporation shall take such corporate action as maybe necessary in order that it may validly and legally issue to the holders of shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock upon conversion fully paid and non-assessable shares of Common Stock as may be required by this Section 4. If the Common Stock issuable upon conversion of the shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock is listed on any national securities exchange, the Corporation shall cause all shares reserved for such conversion to be listed on such exchange, subject to official notice of issuance upon such conversion.

     (d) At such time as there are less than seventeen and one-half percent (17.5%) of the maximum number of shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D

Convertible Preferred Stock, respectively, as separate classes, issued by the Corporation that remain issued and outstanding (subject to appropriate adjustment for stock splits, recapitalizations and similar events), the Corporation, acting by a majority of the Directors serving on the Board of Directors, shall have the right, exercisable upon thirty (30) days' prior written notice to all holders of shares of any such series of preferred stock as to which there are less than seventeen and one-half percent (17.5%) of the maximum number of shares of such series issued by the Corporation that remain issued and outstanding, to cause said shares to be converted into fully paid and non-assessable shares of Common Stock, with the same effect as if the holders themselves had exercised their respective rights of conversion under this
Section 4.

5. RIGHTS TO INFORMATION.

          The holders of shares of Series B Convertible Preferred Stock, voting separately as a class, shall be entitled to appoint or elect, or remove and replace, with or without cause, an individual (the "Board Observer"), who shall have the right to attend all meetings of the Board of Directors and receive all Board distributions as an observer, non-voting participant and representative of the holders of shares of Series B Convertible Preferred Stock. The Board Observer shall be entitled to notice of all meetings of the Board of Directors in accordance with the Corporation's Bylaws, as if a member of the Board of Directors. Failure to give appropriate notice to the Board Observer shall render the meeting of the Board of Directors and all actions taken or purported to have been taken thereat invalid. The Corporation shall promptly (but in any event within five business days) after submission of vouchers or other documentation therefor, reimburse the designee(s) of holders of shares of Series B Convertible Preferred Stock serving on the Board of Directors and the Board Observer for all reasonable and documented out-of-pocket expenditures relating to or associated with each such person's attendance at meetings of the Board of Directors and committees thereof or participation in activities of the Board or committees thereof.

6.   LIMITATION OF LIABILITY.

       (a) To the maximum extent permitted by law, the Corporation does hereby exonerate the holders of shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, their designees serving on the Board of Directors from time to time and the Board Observer, or any person or entity being represented by or acting on behalf of any of the foregoing, directly and indirectly, and their respective successors and assigns (collectively, "Indemnitees") and waives and releases any suit, claim, demand or cause of action of any kind arising from any action taken or failure to take any action by an Indemnitee, unless such action or failure to take action constitutes self-dealing or willful misconduct, and to the maximum extent permitted by law, no Indemnitee shall be personally liable for monetary damages as such for any action or failure to take action.

       (b) The Corporation shall indemnify and hold harmless each Indemnitee made or threatened to be made a party to, or having to appear as a witness in connection with, a Proceeding (as hereinafter defined), to the fullest extent permitted by law and against all expense, liability and loss, including without limitation judgments, penalties, fines (including without limitation excise taxes with respect to employee benefit plans, settlements and reasonable expenses), and attorneys' fees and disbursements incurred or suffered by the Indemnitee in connection with any Proceeding (as hereinafter defined), except to the extent that the act or failure to act giving rise to the claim for indemnification is determined by a court of competent jurisdiction to have constituted bad faith or, in the case of a criminal proceeding, unlawful conduct with the Indemnitee had reasonable cause to believe was unlawful. The right to indemnification provided in this Section 6 shall include the right, upon written request to the Corporation, to have the expenses incurred by the Indemnitee in connection with any Proceeding (including without limitation attorney's fees and disbursements) paid or reimbursed by the Corporation in advance of the final disposition of the Proceeding to the fullest extent permitted by law; provided that, if law so requires, the payment of such expenses incurred by the Indemnitee in advance of the final disposition of a Proceeding shall be made upon delivery to the Corporation of a written affirmation by the Indemnitee of a good faith belief that the criteria for indemnification have been satisfied and a written undertaking, by or on behalf of the Indemnitee, to repay all amounts so advanced without interest if it shall ultimately be determined that the Indemnitee was not entitled to be indemnified under this Section 6 or otherwise. The written undertaking required by the preceding sentence is an unlimited general obligation of the Indemnitee, but need not be secured and shall be accepted without reference to financial ability to make repayment. Indemnification pursuant to this Section 6 shall continue even as to an Indemnitee who has ceased to be a holder of shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, a Director or an officer or ceased to have any relationship with the Corporation and shall inure to the benefit of the Indemnitee's heirs, executors and administrators. For purpose of this
Section 6, "Proceeding" shall mean any threatened, pending or completed action, suit or proceeding (including without limitation any action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, against any one or more Indemnitees arising from or in connection with any action or failure to take action pursuant hereto or any right, power or privilege granted hereunder or in connection with any duty of such Indemnitee to Corporation. The rights to indemnification and to the advancement of expenses provided in this Section 6 shall not be exclusive of any other rights that any person or entity may have or hereafter acquire under any statute, provision of the Corporation's Certificate of Incorporation or Bylaws, agreement, vote of Shareholders or Directors, or otherwise.

       (c) Until no designee of the Series B Convertible Preferred Stock or Series C Convertible Preferred Stock has served on the Board of Directors for thirty (30) days, the Corporation shall maintain directors and officers indemnity insurance providing a minimum of $2,000,000 coverage per occurrence and otherwise issued by an insurer and in form and substance satisfactory to the Majority Holders of each of the Series B Convertible Preferred Stock and
Series C Convertible Preferred Stock. When no designee of Series B Convertible Preferred Stock or Series C Convertible Preferred Stock has served on the Board of Directors for thirty (30) days, the Corporation shall purchase and fully pay for directors and officers indemnity insurance providing a minimum of $2,000,000 in coverage per occurrence, in the form of either (1) tail coverage for five years for any claim arising while Series B Convertible Preferred Stock or Series C Convertible Preferred Stock was outstanding (regardless of when the claim is made) or (2) claims made coverage for the five-year period beginning when no Series B Convertible Preferred Stock or Series C Convertible Preferred Stock remains outstanding.

       (d) The provisions of this Section 6 relating to the limitation of Indemnitees' liability, to indemnification and to the advancement of expenses shall constitute a contract between the Corporation and each of the Indemnitees which may be modified as to any Indemnitee only with that person's or entity's consent or as specifically provided in this Section 6. Notwithstanding any provision in the Certificate of Incorporation relating to amendment of the Certificate of Incorporation generally, no repeal or amendment of this Section 6 can be effective without the prior written consent of the Majority Holders of each of the respective series of preferred stock, and any such amendment or repeal which is adverse to any Indemnitee shall apply to such Indemnitee only on a prospective basis and shall not reduce any limitation on the personal liability of an Indemnitee or limit the rights of an Indemnitee to indemnification or to the advancement of expenses with respect to any action or failure to act occurring prior to the time of such repeal or amendment.

       (e) In the case of any change in law which expands the liability of an Indemnitee or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide, the right to limited liability, to indemnification and to the advancement of expenses provided in this Section 6 shall continue as theretofore to the extent permitted by law. Conversely, if any change in law permits the Corporation to limit further the liability of an Indemnitee or to provide broader indemnification rights or rights to the advancement of expenses than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

7.   DEFINED TERMS.

                         For purposes hereof:

       (a) "Affiliate" means any Shareholder, Director or officer of the Corporation or any person or entity that, directly or indirectly (including through one or more intermediaries) is in Control of, is under Control of or is under common Control with any Shareholder, Director or officer of the Corporation. "Control" of a person or entity means having the direct or indirect right or power to direct or cause the direction of the management or policies of such person or entity, whether through owning voting securities, holding a proxy or power of attorney, acting as a general partner, having contractual rights or otherwise;

       (b) "Appraisal" means the determination of fair value by an appraiser selected by the Corporation and by the Majority Holders of each of the respective series of preferred stock. In the event that the Corporation and the Majority Holders of each of the respective series of preferred stock are unable to agree upon an appraiser within five days, then the Corporation and the Majority Holders of each of the respective series of preferred stock shall each choose an appraiser within five days thereafter who shall each complete their appraisals and provide a written report of the results thereof to the Corporation and the Majority Holders of each of the respective series of preferred stock within thirty (30) days thereafter. If the appraisals made by such appraisers do not differ by more than ten (10%) percent of the amount of the higher appraiser, the two appraisals shall be averaged to determine the fair value. It the appraisals differ by more than ten (10%) percent of the amount of the higher appraiser, then a third appraiser shall be chosen by the first two appraisers within five days after the report of the two appraisers has been submitted. If such appraisers are unable to agree upon the third appraiser within such time, such third appraiser shall be designated by the American Arbitration Association in Minneapolis, Minnesota ("AAA") upon application of the Corporation or the Majority Holders of each of the respective series of preferred stock and such third appraiser shall complete its appraisal and provide a written report of the results to the Corporation and the Majority Holders of each of the respective series of preferred stock within thirty (30) days after such third appraiser is selected. If the appraisal of such third appraiser falls between the two prior appraisals, then the third appraisal shall determine the fair value. If the third appraisal is higher or lower than both of the prior appraisals, then the third appraisal and the prior appraisal which is most similar in amount to the third appraisal shall be averaged to determine the fair value:

       (c) "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding upon the exercise of Rights or the conversion or exchange of Convertible Securities pursuant to
Section 4(a)(ii) and 4(a)(iii) hereof;

       (d) "Majority Holders" means the holders of shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, respectively, having the right to vote a majority of the outstanding shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, respectively; and

       (e) "Market Price" with respect to any security means the average of the closing prices of such security sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest risked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ system as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ system, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of twenty-one (21) consecutive business days consisting of the day as of which "Market Price" is being determined and the twenty (20) consecutive business days prior to such day, provided that if such security is listed on any domestic securities exchange, the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ system or the domestic over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Corporation and the Majority Holders of each respective series of preferred stock; provided that if such parties are unable to reach agreement within thirty (30) days, such fair value shall be determined by an Appraisal. The determination of such appraisers shall be final and binding on the Corporation and all holders of shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, and the fees and expenses of such appraisers shall be paid one-half (1/2) by the Corporation and one-half (1/2) by the holders of shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock (allocated among them based on the number of shares of Common Stock into which such shares are then convertible).

       SIXTH: The shares of Series E Convertible Preferred Stock and Series F Convertible Preferred Stock shall have the respective powers, preferences and rights, and the qualifications, limitations and restrictions thereof, as follows:

1. RANKING. The shares of Series E Convertible Preferred Stock and the shares of Series F Convertible Preferred Stock (collectively, the "E and F Convertible Preferred Stock"; as used herein, the term "E or F Preferred Stock" means shares of either series) shall rank senior to all other shares of Preferred Stock with respect to dividends (including accrued but unpaid dividends payable upon liquidation), pari passu with all other shares of Preferred Stock with respect to liquidating distributions, and senior to the Junior Stock (as defined below) as to the distribution of assets (upon liquidation or otherwise) and payment of dividends.

2.   DIVIDENDS.

       (a) Holders of E and F Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Company out of funds legally available therefor, cumulative cash dividends at the rate per share (as a percentage of the Stated Value (as defined below) per share) equal to 12.0% per annum, payable quarterly in arrears on March 1, June 1, September 1 and December 1 in each year, with the first dividend payable on December 1, 1997. Dividends on the E and F Preferred Stock shall accrue on March 1, June 1, September 1 and December 1 of each year beginning on December 1, 1997 and shall be deemed to accrue on such date whether or not earned or declared. Each such dividend shall be payable to holders of record as they appear on the books of the Company on such record dates, which shall be 30 days prior to the payment dates thereof unless another record date, which shall be no more than 45 days prior to such payment dates, shall be fixed by the Board of Directors of the Company. Holders of E and F Preferred Stock on an applicable record date for any dividend payment shall be entitled to receive such dividend payment and any other accrued and unpaid dividends which were accrued prior to such dividend payment date, without regard to any sale or disposition of such E and F Preferred Stock subsequent to the applicable record date but prior to the applicable dividend payment date. The Company shall pay interest on all accrued but unpaid dividends at an annual rate of 14.0% (or, if less, the maximum rate allowable by law) compounded annually from the date of accrual until paid. The shares of Series E Convertible Preferred Stock and the shares of Series F Convertible Preferred Stock shall each have a stated value of $1,000.00 per share (the "Stated Value").

       (b) So long as any E or F Preferred Stock shall remain outstanding, in no event shall any dividend or distribution (other than a dividend or distribution described in Section 5) be paid upon, nor shall any distribution be made in respect of, any other shares of Preferred Stock or the Junior Stock, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any other shares of Preferred Stock or the Junior Stock unless all dividends on the E and F Preferred Stock for all past dividend periods shall have been paid, plus interest at an annual rate of 14.0% (or, if less, the maximum rate allowable by law) compounded annually from the date of accrual until paid.

3. VOTING RIGHTS. Holders of E or F Preferred Stock shall be entitled to vote on all matters submitted to a vote of the holders of Common Stock, with each share of such series entitled to the number of votes equal to the number of shares of Common Stock into which the shares of such series are then convertible. Except as otherwise provided by law or as otherwise provided herein, the holders of shares of E or F Preferred shall vote with all other shares of capital stock outstanding as a single class. Provided, so long as any shares of the E or F Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of a majority of each such series as to which shares remain outstanding, (i) alter or change adversely the powers, preferences or rights given to the E or F Preferred Stock, or (ii) authorize or create any class of stock or series of preferred stock ranking as to dividends or distribution of assets (upon liquidation or otherwise) prior to the E and F Preferred Stock. So long as there are at least 250 shares of E or F Preferred Stock outstanding, the Company shall not, without the affirmative vote of a majority of each such class as to which there are at least 250 shares outstanding, take or permit to occur any of the actions set forth above in
Section 3(b) or Section 3(c) of Article V.

4. LIQUIDATION. In the event of any liquidation, dissolution or winding-up of the business of the Company, whether voluntary or involuntary, the holders of shares of the E or F Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of the E or F Preferred Stock an amount equal to $1,000.00 per share, plus (i) an amount equal to accrued but unpaid dividends per share, whether declared or not, and (ii) interest on all accrued but unpaid dividends at an annual rate of 14.0% (or, if less, the maximum rate allowable by law) compounded annually from the date of accrual until paid, before any distribution shall be made to the holders of Common Stock of the Company, and if the assets of the Company shall be insufficient to pay in full such amounts, together with such amounts as are payable to the holders of other outstanding shares of the Company's Preferred Stock, then such assets shall be distributed
(i) FIRST to the holders of shares of E and F Preferred Stock in an amount equal to (A) accrued but unpaid dividends on the E and F Preferred Stock, whether declared or not, and (B) interest on all accrued but unpaid dividends at an annual rate of 14.0% (or, if less, the maximum rate allowable by law) compounded annually from the date of accrual until paid, before any distribution shall be made to the holders of any other shares of Preferred Stock, and if the assets of the Company shall be insufficient to pay in full such amount, then such assets shall be distributed among the holders of shares of E and F Preferred Stock ratably in accordance with the respective amounts that would be payable on such shares if such accrued but unpaid dividends and interest thereon were paid in full, and (ii) SECOND among the holders of the Company's Preferred Stock ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

5.  CONVERSION.

       (a) Each share of E and F Preferred Stock, at the option of the holder, shall be convertible into shares of Common Stock at the Conversion Ratio (as defined below) at the option of the holder, in whole or in part (i) in the case of shares of Series E Preferred, at any time, and (ii) in the case of Series F Preferred, at any time on or after the earlier of the closing of a Qualified Offering (as defined below) or July 1, 1998 (the "Conversion Term"). The holder shall effect conversions by delivering to the Company a written notice (the "Conversion Notice"), accompanied by the certificate, duly endorsed to the Company or in blank, representing the shares of the E or F Preferred Stock to be converted. Each Conversion Notice shall specify the number of shares of E or F Preferred Stock to be converted and the date on which such conversion is to be effected (the "Conversion Date"), which shall in no event be earlier than the date such Conversion Notice is given in accordance with Section 5(i) below. Each Conversion Notice, once given, shall be irrevocable. If the holder is converting less than all shares of E and F Preferred Stock, the Company shall promptly deliver to the holder a certificate for such number of shares of E and F Preferred Stock as have not been converted.

       (b) Within ten Trading Days (as defined below) after the Conversion Date, the Company will deliver to the holder (i) a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those then required by federal and state securities law), representing the number of shares of Common Stock being acquired upon the conversion of shares of E and F Preferred Stock, and (ii) a certificate representing the number of shares of E and F Preferred Stock not converted; provided, however that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any shares of E or F Preferred Stock, until certificates evidencing such shares of E or F Preferred Stock are either delivered to the Company or any transfer agent for the E and F Preferred Stock, or the holder notifies the Company that such certificates have been lost, stolen or destroyed and provides a bond (or other adequate security acceptable to the Company) satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith.

       (c)

                 (i) The initial Conversion Price of the Series E Preferred shall be $5.50, but shall automatically be adjusted to $4.00 (unless the Conversion Price is then lower than $4.00) if the Company does not successfully close a registered public offering of Common Stock, in which (i) the gross proceeds of the offering are at least $15,000,000.00, and (ii) the offering price per share of Common Stock is greater than $8.00 per share (adjusted for stock splits, stock dividends, or other recapitalizations) by June 30, 1998 (a "Qualified Offering"). The initial Conversion Price of the Series F Preferred shall be (i) 75% of the offering price per share of Common Stock sold by the Company in a Qualified Offering, or (ii) if no Qualified Offering is closed, 75% of the average Closing Bid Price for the Common Stock for the 20 consecutive Trading Days ending on June 30, 1998.

                 (ii) If the Company, at any time while any shares of E or F Preferred Stock are outstanding, shall (a) pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (b) subdivide its outstanding shares of Common Stock into larger number of shares, (c) combine its outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, the Conversion Price designated in Section 5(c)(i) shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock of the Company outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 5(c)(ii) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.


                 (iii) If the Company, at any time while any shares of the E or F Preferred Stock are outstanding, shall issue rights or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Per Share Market Value (as defined below) of Common Stock at the record date mentioned below, the Conversion Price designated in Section 5(c)(i) shall be multiplied by a fraction, of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. However, upon the expiration of any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section 5(c)(iii), if such right or warrant shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this
Section 5 after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.


                 (iv) If the Company, at any time while any shares of E or F Preferred Stock are outstanding, shall grant or issue (A) options or warrants entitling the holder to subscribe for or purchase shares of Common Stock at an exercise price less than the Conversion Price of either series, or (B) securities convertible into Common Stock at a conversion price less than the Conversion Price of either series, then the Conversion Price of such series designated in Section 5(c)(i) shall be automatically reset to such lower conversion price. PROVIDED, that the adjustment provided by this
Section 5(c)(iv) shall not apply to issuance of securities pursuant to options, warrants, or conversion rights outstanding on the Original Issue Date (as defined below), and further, shall not be applicable until (i) the Company shall have issued, after the Original Issue Date, options, warrants, or convertible securities, exercisable or convertible into 250,000 shares of Common Stock at an exercise or conversion price less than the Conversion Price of either the Series E Preferred or the Series F Preferred, provided that such exercise or conversion price is equal to or greater than the Per Share Market Value on the date of issuance and (ii) the Company shall have issued, after the Original Issue Date, an aggregate of 250,000 shares of Common Stock equity securities convertible into Common Stock at an issue or conversion price less than the Conversion Price of either the Series E Preferred or the Series F Preferred. Such adjustment shall be made whenever such options, warrants, convertible securities or Common Stock are issued at an exercise or conversion price less than either Conversion Price, and such adjustment shall become effective immediately after the date on which such options, warrants or convertible securities are issued at an exercise or conversion price less than either Conversion Price. Provided, that the Company may, prior to the effective date of any adjustment under this Section 5(c)(iv), redeem all (but not less than all) of the then outstanding E and F Preferred Stock in accordance with the procedures of Section 7. In such case, the redemption price per share shall be the sum of (i) $1,000.00, (ii) all accrued but unpaid dividends, (iii) interest on such accrued but unpaid dividends at an annual rate of 14% (or, if less, the maximum rate allowable by law), and (iv) an amount equal to (A) 25% of Stated Value per share, compounded annually from the

Original Issue Date to the Redemption Date, minus (B) all previously paid dividends on such shares being redeemed plus amounts payable under clause (ii), and if any shares of Series E Preferred are redeemed the Company shall in addition pay to the holder thereof any Redemption Premium due under Section 7(a).

                 (v) In case the Company, at any time while shares of E or F Preferred Stock are outstanding, shall distribute to all holders of Common Stock (and not to holders of E or F Preferred Stock) evidences of its indebtedness or assets or rights or warrants, to subscribe for or purchase any security (excluding those referred to in Section 5(c)(iii) above) then in each such case the Conversion Price at which each share of the E or F Preferred Stock shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors of the Company in good faith; provided, however that in the event of a distribution exceeding ten percent of the net assets of the Company, then such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the holders of a majority in interest of the shares of E or F Preferred Stock; and provided, further, that the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in which case the fair market value shall be equal to the average of the determination by each such Appraiser. In either case the adjustments shall be described in a statement provided to all holders of E and F Preferred Stock of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

                 (vi) All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

                 (vii) Whenever the Conversion Price is adjusted pursuant to Section 5(c)(ii), (iii), (iv) or (v), the Company shall promptly mail to each holder of shares of E and F Preferred Stock, a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

                 (viii) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which share exchange the Common Stock is converted into other securities, cash or property, then the holders of the shares of E and F Preferred Stock then outstanding shall have the right thereafter to convert such shares only into the kind and amount of shares of stock and other securities and property receivable upon or deemed to be held following such reclassification, consolidation, merger, sale, transfer or share exchange by a holder of a number of shares of the Common Stock of the Company into which such shares of E or F Preferred Stock could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consolidation, merger, sale transfer or share exchange shall include such terms so as to continue to give to the holder of shares of E or F Preferred Stock the right to receive the securities or property set forth in this Section 5(c)(viii) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers of share exchanges.


                 (ix)     In case:

                               (A) the Company shall declare a dividend (or any
                                        other distribution) on its
                                        Common Stock; or

                               (B) the Company shall declare a special
                                        nonrecurring cash dividend on or a
                                        redemption of its Common Stock; or

                               (C) the Company shall authorize the granting to
                                        all holders of the Common Stock rights
                                        or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                               (D) the approval of any stockholders of the
                                        Company shall be required in connection
                                        with any reclassification of the Common
                                        Stock of the Company (other than a
                                        subdivision or combination of the
                                        outstanding shares of Common Stock), any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                               (E) of the voluntary or involuntary dissolution,
                                        liquidation or winding up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of shares of E or F Preferred Stock, and shall cause to be mailed to the holders of shares of E or F Preferred Stock at their last addresses as they shall appear upon the stock books of the Company, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

     (d) In case at any time conditions shall arise by reason of action taken by the Company which in the opinion of the Board of Directors of the Company are not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the holders of shares of E or F Preferred Stock (different than or distinguished from the effect generally on the rights of holders of any class of the Company's capital stock) or in case at any time any such conditions are expected to arise by reason of any action contemplated by the Company, an Appraiser selected by the holders of a majority in interest of the shares of E and F Preferred Stock shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 5), of the Conversion Price (including, if necessary, any adjustment as to the securities into which shares of Preferred Stock may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the holders of the shares of Preferred Stock; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Board of Directors of the Company shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such action contemplated, as the case may be; provided, however, that no such adjustment of the Conversion Price shall be made which in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions would result in an increase of the Conversion Price to more than the Conversion Price then in effect.

     (e) The Company covenants that it will at all times reserve and keep available, out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of E or F Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the holders of shares of Preferred Stock, such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 5(c) hereof) upon the conversion of all outstanding shares of E and F Preferred Stock. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly issued and fully paid and nonassessable.

     (f) The Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time.

     (g) The issuance of certificates for shares of Common Stock on conversion of shares of E or F Preferred Stock shall be made without charge to the holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the shares of Preferred Stock converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     (h) Shares of E or F Preferred Stock converted into Common Stock shall be canceled and shall have the status of authorized but unissued shares of capital stock.

     (i) Each Conversion Notice shall be given by facsimile or by mail, postage prepaid, addressed to the attention of the Chief Financial Officer of the Company at the facsimile telephone number or address of the principal place of business of the Company. Any such notice shall be deemed given and effective upon the earliest to occur of (i) receipt of such facsimile at such facsimile telephone number, (ii) three days after deposit in the United States mail, or
(iii) upon actual receipt by the party to whom such notice is required to be given.

6.  [Reserved].

7.  OPTIONAL REDEMPTION OF PREFERRED STOCK.

     (a) SERIES E. The Series E Convertible Preferred Stock may be redeemed, in whole or in part, at the option of the Company, at any time, PROVIDED the average Closing Bid Price of the Company's Common Stick for the 20 Trading Days preceding the date of the Redemption Notice (hereinafter defined) exceeds 200% of the Series E Conversion Price, and the redemption price per share shall be the sum of (i) $1,000.00 (ii) all accrued but unpaid dividends, and
(iii) interest on such accrued but unpaid dividends at an annual rate of 14.0% (or, if less, the maximum rate allowable by law) compounded annually from the date of accrual until paid (the "Redemption Price"). PROVIDED, that if the Company redeems any Series E Convertible Preferred Stock prior to the second anniversary of the Original Issue Date, the Company shall pay to the holder of such Series E Preferred Stock, in addition to the Redemption Price, a redemption premium per share equal to an annual rate of 12% of Stated Value computed from the Redemption Date to the second anniversary of the Original Issue Date (the "Redemption Premium"). FURTHER PROVIDED, the Series E Preferred Stock may be redeemed, at the option of the Company, without regard to the Company's Common Stock price, at any time on or after August 31, 2002, at the Redemption Price.

     (b) SERIES F. The Series F Convertible Preferred Stock may be redeemed, in whole or in part at the option of the Company, at any time on or after June 30, 1998; PROVIDED the average Closing Bid Price of the Company's Common Stock for the 20 Trading Days preceding the date of the Redemption Notice (which such 20-trading day period may include Trading Days that fall on or prior to June 30, 1998) exceeds 200% of the Series F Conversion Price, and the redemption price per share shall be the sum of (i) $1,000.00, (ii) all accrued but unpaid dividends, and (iii) interest on such accrued but unpaid dividends at an annual rate of 14.0% (or, if less, the maximum rate allowable by law) compounded annually from the date of accrual until paid (the "Redemption

Price"). FURTHER PROVIDED, the Series F Preferred Stock may be redeemed, at the option of the Company, without regard to the Company's Common Stock price, at any time on or after August 31, 2002, at the Redemption Price.

     (c) PARTIAL REDEMPTION. In the event of a redemption of only a part of the then outstanding E or F Preferred Stock under Section 7(a) or 7(b) above, the Company shall effect such redemption PRO RATA according to the number of shares held by each holder of the E or F Preferred Stock.

     (d) NOTICE OF REDEMPTION CONVERSION. At least 20 days and not more than 60 days prior to the date fixed for any redemption of the E or F Preferred Stock (the "Redemption Date"), written notice (the "Redemption Notice") shall be mailed, postage prepaid, to each holder of record of the E or F Preferred Stock to be redeemed pursuant to such Redemption Notice, at such holder's address as last shown on the records of the Company. The Redemption Notice may be given on or prior to the date on which redemption is permissible at the Company's option pursuant to Sections 7(a) and 7(b) above, provided that the Redemption Date falls on or after the date on which redemption is first permissible at the Company's option pursuant to Sections 7(a) and 7(b) above. Notwithstanding the receipt of such notice, prior to and in lieu of redemption, any holder of E or F Preferred Stock may convert all or any part of such holder's shares of E or F Preferred Stock into Common Stick in accordance with Section 5 provided that the Conversion Date occurs prior to the Redemption Date. The Redemption Notice shall state:

          (i) whether all or less than all of the outstanding shares of Preferred Stock are to be redeemed and the total number of shares being redeemed;

          (ii) the number of shares of E or F Preferred Stock held by the holder (to whom the Redemption Notice is addressed) which the Company intends to redeem;

          (iii)   the Redemption Date and the Redemption Price; and

          (iv) that the holder is to surrender to the Company, in the manner and at the place designated, such holder's certificate or certificates representing the Preferred Stock that is being redeemed.


     (e) SURRENDER OF CERTIFICATES. On or before the Redemption Date, each holder of E or F Preferred Stock to be redeemed shall surrender the certificate or certificates representing such shares to the Company, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

     (f) PAYMENT. On or before the Redemption Date, the Company shall deposit with any bank or trust company, having a capital and surplus of at least $100,000,000, as a trust fund, a sum equal to the Redemption Price plus the Redemption Premium, if any, of all of the E or F Preferred Stock called for redemption, with irrevocable instructions and authority to the bank or trust company to pay, on or after the Redemption Date, the Redemption Price and the Redemption Premium, if any, to the respective holders upon the surrender of their share certificates. From and after the Redemption Date, the shares so called for redemption shall be redeemed. The deposit shall constitute full payment of the shares to their holders, and from and after the Redemption Date the shares shall be deemed to be no longer outstanding, and the holders thereof shall cease to be stockholders with respect to such shares and shall have no rights with respect thereto except the rights to receive from the bank or trust company payment of the Redemption Price and the Redemption Premium, if any, of the shares, without further interest thereon, upon surrender of their certificates therefor. Subject to compliance with any applicable escheat laws, any monies so deposited and unclaimed at the end of one year from the Redemption Date shall be released or repaid to the Company, after which the holders of shares called for redemption shall be entitled to receive payment of the Redemption Price and the Redemption Premium, if any, only from the Company.

8.  DEFINITIONS.  For the purposes hereof,

"Closing Bid Price" on any Trading Day shall mean the last reported closing price of the Common Stock of the Company on such day on the principal securities exchange or NASDAQ National Market on which the Common Stock is listed or, if the Common Stock is not so listed, the last reported bid price of the Common Stock as reported on the NASDAQ SmallCap Market on such date or, if the Common Stock is neither so listed nor so reported, the last reported bid price of the Common Stock as quoted by a registered broker-dealer for which such quotes are available on such date.

"Common Stock" means shares now or hereafter authorized of the class of Common Stock, $.01 par value, of the Company presently authorized and stock of any other class into which such shares may hereafter have been reclassified or changed.

"Conversion Ratio" means, at any time, a fraction, of which the numerator is Stated Value plus (i) accrued but unpaid dividends, and (ii) interest on all accrued but unpaid dividends at an annual rate of 14.0% compounded annually from the date of accrual until paid, and of which the denominator is the Conversion Price at such time.

"Junior Stock" means the Common Stock of the Company and any other stock of the Company over which shares of the E and F Preferred Stock have preference as to distribution of assets, and specifically does not include any shares of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock.

"Original Issue Date" means the date of the first issuance of any shares of the E or F Preferred Stock.

"Per Share Market Value" means on any particular date (i) the last sale price per share of the Common Stock on such date on the NASDAQ National Market or other stock exchange on which the Common Stock has been listed or if there is no such price on such date, then the last price on such exchange on the date nearest preceding such date, or (ii) if the Common Stock is not listed on the NASDAQ National Market or any stock exchange, the average of the bid and asked price for a share of Common Stock in the over-the-counter market, as reported by the NASDAQ SmallCap Market at the close of business on such date, or (iii) if the Common Stock is not quoted on the NASDAQ SmallCap Market, the average of the bid and asked price for a share of Common stock in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), or
(iv) if the Common Stock is no longer publicly traded the fair market value of a share of Common Stock as determined by an Appraiser (as defined in Section 5(c)(v) above) selected in good faith by the holders of a majority in interest of the shares of the E and F Preferred Stock; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser.

"Person" means a corporation, an association, a partnership, limited liability company, organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

"Trading Day" means (i) a day on which the Common Stock is traded on the NASDAQ National Market or principal stock exchange on which the Common Stock has been listed, or (ii) if the Common Stock is not listed on the NASDAQ National Market or any stock exchange, a day on which the Common Stock is traded in the over-the-counter market, as reported by the NASDAQ SmallCap Market, or (c) if the Common Stock is not quoted on the NASDAQ SmallCap Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices).

       SEVENTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

1. The business and affairs of the Corporation shall be managed by or under the director of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this

Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

2. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

EIGHTH:

1. The number of directors shall be fixed from time to time by the Board of Directors or the shareholders. Subject to the rights of the holders of any series of Preferred Stock then outstanding, a vacancy resulting from the removal of a director by the stockholders as provided in Article EIGHTH, Section 3 below may be filled at a special meeting of the stockholders held for that purpose.

2. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation or other cause (other than removal from office by a vote of the stockholders) may be filled by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office to which they have been elected expires, and until their respective successors are elected. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

3. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, with or without cause, but only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Subject to the rights of the holders of any series of Preferred Stock then outstanding, vacancies in the Board of Directors resulting from such removal may be filled by a majority of the directors then in office, though less than a quorum, or by the stockholders as provided in Article EIGHTH, Section 1 above. Directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office to which they have been elected expires, and until their respective successors are elected.

       NINTH: The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board). The stockholder shall also have power to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least fifty percent (50%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

       TENTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

                 If the Delaware General Corporation Law is hereafter amended to authorize the further elimination of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

                 Any repeal or modification of the foregoing provisions of this Article TENTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the tine of such repeal or modification.

       ELEVENTH The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation.

                                      SCHEDULE 1



                                                          Aggregate Number
                                                            of Shares of
Type of Security                                            Common Stock
----------------                                            ------------
Series B Convertible Preferred Stock                          1,000,000(1)
Series C Convertible Preferred Stock                          3,230,941(1)
Series D Convertible Preferred Stock                          1,125,000(1)
Warrants to Purchase Common Stock                               178,467
Warrants to Purchase Series C Preferred Stock                    78,256(1)
Bridge Loan Warrants                                             60,000
Stock Options:
       Non Plan Options                                         587,000
       Option Plan                                            1,114,129(2)
Insurance Services Office, Inc.                                       *(3)


--------------------

(1) Reflects the conversion of shares of Preferred Stock into shares of Common Stock at a conversion rate of 5.2915 shares of Common Stock for each shares of Preferred Stock.

(2) Subject to increase by an additional 187,500 shares in accordance with the Stock Option Agreements issued to Paul S. Bachow Co-Investment Fund, L.P. and Paul S. Bachow on September 15, 1993.

(3) Pursuant to the terms of Addendum One date January 21, 1994 to the Geographic Underwriting Systems Joint Service Agreement dated October 1, 1992 between Insurance Services Office, Inc. ("ISO") and the Company, ISO is entitled to receive, at its election, common stock equal to $487,500 divided by the Adjusted Price Per Share, as defined in
       Section 4.B of such Addendum.

                                     EXHIBIT C

                              BYLAWS OF VISTA DELAWARE

                                       BYLAWS

                                         OF

                         VISTA INFORMATION SOLUTIONS, INC.

                                       BYLAWS
                                         OF
                         VISTA INFORMATION SOLUTIONS, INC.

                                     ARTICLE I
                                    STOCKHOLDERS

       Section 1.1. ANNUAL MEETING. An annual meeting of the stockholders of Vista Information Solutions, Inc. Corporation (the "Corporation"), for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall each year fix, which date shall be within thirteen months subsequent to the later of the date of incorporation or the last annual meeting of stockholders.

       Section 1.2. SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes prescribed in the notice of the meeting, may be called by (1) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption), (2) the Chairman of the Board, (3) the President or (4) the holders of shares entitled to cast not less than ten (10%) of the votes at the meeting, and shall be held at such place, on such date, and at such time as they shall fix. Business transacted at special meetings shall be confined to the purpose or purposes stated in the notice.

       Section 1.3. NOTICE OF MEETINGS. Written notice of the place, date, and time of all meetings of the stockholders and, in the case of a special meeting, the purpose of such meeting shall be given not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law. As used herein, the term "required by law" means required by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation as in effect at the time of such action.

       When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty
(30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

       Section 1.4. QUORUM. At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law or Bylaws of this Corporation.

       If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date, or time. The date, time and place of the reconvened meeting shall be announced at the time of adjournment and shall be given to all shareholders who were not present at the time of adjournment. Any business which might have been transacted at the meeting which was adjourned may be transacted at the reconvened meeting.

       If a notice of any adjourned special meeting of stockholders is sent to all stockholders entitled to vote thereat, stating that it will be held with those present constituting a quorum, then except as otherwise required by law, those present at such adjourned meeting shall constitute a quorum, and all matters shall be determined by a majority of the votes cast at such meeting.

       Section 1.5. ORGANIZATION. Such person as the Board of Directors may have designated or, in the absence of such a person, the chief executive officer of the Corporation or, in his absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the chairman shall appoint the secretary of the meeting.

       Section 1.6. CONDUCT OF BUSINESS. The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him in order.

       Section 1.7. PROXIES AND VOTING. At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing filed in accordance with the procedure established for the meeting.

       Each stockholder shall have one vote for every share of stock entitled to vote which is registered in his name on the record date for the meeting, except as otherwise provided herein or required by law.

       All voting, except where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or by his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting.

       All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law or these Bylaws, all other matters shall be determined by a majority of the votes cast.

       Section 1.8. STOCK LIST. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

       The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

       Section 1.9. STOCKHOLDER ACTION BY WRITTEN CONSENT. Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the actions so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the secretary of the Corporation and shall be maintained in the corporate records. Prompt notice of the taking of a corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                     ARTICLE II
                                 BOARD OF DIRECTORS

       Section 2.1. NUMBER AND TERM OF OFFICE. Subject to any requirements contained in the Certificate of Incorporation, as amended from time to time, the number of directors shall be fixed from time to time by the shareholders or by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). Each director shall hold office until his successor is elected and qualified or until his earlier death, resignation, retirement, disqualification or removal.

       Section 2.2. VACANCIES AND NEWLY CREATED DIRECTORSHIPS. Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, or other cause (other then removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

       Section 2.3. REMOVAL. Subject to any legal limitations or as provided for in the Certificate of Incorporation, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, but only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Vacancies in the Board of Directors resulting from such removal may be filled by (i) a majority of the directors then in office, though less than a quorum, or (ii) the stockholders at a meeting of the stockholders, by the vote of the holders of a majority of the shares entitled to vote at such special meeting. Directors so chosen shall hold office until the next annual meeting of stockholders.

       Section 2.4. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

       Section 2.5. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by any two of the directors, by the chairman of the board or by the chief executive officer and shall be held at such place, on such date, and at such time as they or he shall fix. Notice of the place, date, and time of each such special meeting shall be given each director by whom it is not waived by mailing written notice not less than five days before the meeting and two days before the meeting if notice is provided by telephone, facsimile, overnight courier or personal delivery. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

       Section 2.6. QUORUM. At any meeting of the Board of Directors, a majority of the total number of directors shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

       Section 2.7. PARTICIPATION IN MEETINGS BY CONFERENCE TELEPHONE.
Members of the Board of Directors, or of any committee of the Board of Directors, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other; and such participation shall constitute presence in person at such meeting.

       Section 2.8. CONDUCT OF BUSINESS. At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors.

       Section 2.9. POWERS. The Board of Directors may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, including, without limiting the generality of the foregoing, the unqualified power:

                      (1) To declare dividends from time to time in accordance with law;

                      (2) To purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

                      (3) To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith;

                      (4) To remove any officer of the Corporation with or without cause, and from time to time to pass on the powers and duties of any officer upon any other person for the time being;

                      (5) To confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers, employees and agents;

                      (6) To adopt from time to time such stock option, stock purchase, bonus or other compensation plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine;

                      (7) To adopt from time to time such insurance, retirement, and other benefit plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine; and

                      (8) To adopt from time to time regulations, not inconsistent with these Bylaws, for the management of the Corporation's business and affairs.

       Section 2.10. COMPENSATION OF DIRECTORS. Directors, as such, may receive, pursuant to resolution of the Board of Directors, fixed fees and other compensation for their services as directors, including, without limitation, their services as members of committees of the Board of Directors.

       Section 2.11. NOMINATION OF DIRECTOR CANDIDATES. Nominations for the election of directors may be made by the Board of Directors or a proxy committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of directors.

                                     ARTICLE III
                                      COMMITTEES

       Section 3.1. COMMITTEES OF THE BOARD OF DIRECTORS. The Board of Directors, by a vote of a majority of the whole Board, may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Any committee so designated may exercise the power and authority of the Board of Directors to declare a dividend, to authorize the issuance of stock or to adopt an agreement of merger or consolidation if the resolution which designates the committee or a supplemental resolution of the Board of Directors shall so provide. In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

       Section 3.2. CONDUCT OF BUSINESS. Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third of the authorized members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

                                      ARTICLE IV
                                       OFFICERS

       Section 4.1. GENERALLY. The officers of the Corporation shall consist of a President, a Secretary and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Presidents, and such other officers as may from time to time be appointed by the Board of Directors. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person.

       Section 4.2. CHAIRMAN OF THE BOARD. The Chairman of the Board, if there shall be such an officer, shall, if present, preside at all meetings of the Board of Directors, and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or as provided by these Bylaws.

       Section 4.3. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the general manager and chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and officers of the Corporation. He shall preside at all meetings of the stockholders. He shall be ex officio a member of all the standing committees, including the executive committee, if any, and shall have the general powers and duties of management usually vested in the office of president of a Corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or by these Bylaws.

       Section 4.4. VICE PRESIDENT. In the absence or disability of the President, the Vice Presidents in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Director, shall perform the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or these Bylaws.

       Section 4.5. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep and maintain or cause to be kept and maintained, adequate and correct books and records of account in written form or any other form capable of being converted into written form.

       The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. He shall disburse all funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

       Section 4.6. SECRETARY. The Secretary shall keep, or cause to be kept, a book of minutes in written form of the proceedings of the Board of Directors, committees of the Board, and stockholders. Such minutes shall include all waivers of notice, consents to the holding of meetings, or approvals of the minutes of meetings executed pursuant to these Bylaws or the Delaware General Corporation Law. The Secretary shall keep, or cause to be kept at the principal executive office or at the office of the Corporation's transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each.

       The Secretary shall give or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required by these Bylaws or by law to be given, and shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

       Section 4.7. DELEGATION OF AUTHORITY. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

       Section 4.8. REMOVAL. Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

       Section 4.9. ACTION WITH RESPECT TO SECURITIES OF OTHER CORPORATIONS. Unless otherwise directed by the Board of Directors, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

                                      ARTICLE V
                                        STOCK

       Section 5.1. CERTIFICATES OF STOCK. Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Chief Financial Officer, certifying the number of shares owned by him or her. Any of or all the signatures on the certificate may be facsimile.

       The Board of Directors may provide that any or all shares or classes or series of shares are to be uncertificated shares. In that case, any shareholder who is issued uncertificated shares shall be provided with the information legally required to be disclosed on a certificate.

       Section 5.2. TRANSFERS OF STOCK. Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with
Section 5.4 of these Bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

       Section 5.3. RECORD DATE. The Board of Directors may fix a record date, which shall not be more than sixty (60) nor fewer than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for the other action hereinafter described, as of which there shall be determined the stockholders who are entitled: to notice of or to vote at any meeting of stockholders or any adjournment thereof; to receive payment of any dividend or other distribution or allotment of any rights; or to exercise any rights with respect to any change, conversion or exchange of stock or with respect to any other lawful action.

       Section 5.4. LOST, STOLEN OR DESTROYED CERTIFICATES. In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

       Section 5.5. REGULATIONS. The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

                                      ARTICLE VI
                                       NOTICES

     Section 6.1. NOTICES. Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by sending such notice by prepaid telegram, mailgram, telecopy or commercial courier service. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his or her last known address as the same appears on the books of the Corporation. The time when such notice shall be deemed to be given shall be the time such notice is received by such stockholder, director, officer, employee or agent, or by any person accepting such notice on behalf of such person, if hand delivered, or the time such notice is dispatched, if delivered through the mails or by telegram, courier or mailgram.

     Section 6.2. WAIVERS. A written waiver of any notice, signed by a stockholder, director, officer, employee or agent, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such stockholder, director, officer, employee or agent. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance of a person at a meeting shall constitute a waiver of notice for such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

                                     ARTICLE VII
                                    MISCELLANEOUS

     Section 7.1. FACSIMILE SIGNATURES. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

     Section 7.2. CORPORATE SEAL. The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Chief Financial Officer or by an Assistant Secretary or other officer designated by the Board of Directors.

     Section 7.3. RELIANCE UPON BOOKS, REPORTS AND RECORDS. Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation, including reports made to the Corporation by any of its officers, by an independent certified public accountant, or by an appraiser.

     Section 7.4. TIME PERIODS. In applying any provision of these Bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

                                     ARTICLE VIII
                      INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 8.1. RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative ("proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer or employee or in any other capacity while serving as a director, officer or employee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said Law permitted the Corporation to provide prior to such amendment) against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, amounts paid or to be paid in settlement and amounts expended in seeking indemnification granted to such person under applicable law, this Bylaw or any agreement with the Corporation) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of his or her heirs, executors and administrators; PROVIDED, HOWEVER, that, except as provided in
Section 8.2, the Corporation shall indemnify any such person seeking indemnity in connection with an action, suit or proceeding (or part thereof) initiated by such person only if (a) such indemnification is expressly required to be made by law, (b) the action, suit or proceeding (or part thereof) was authorized by the Board of Directors of the Corporation, (c) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Delaware General Corporation Law, or (d) the action, suit or proceeding (or part thereof) is brought to establish or enforce a right to indemnification under an indemnity agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law. Such right shall be a contract right and shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition; PROVIDED, HOWEVER, that, if the Delaware General Corporation Law then so requires, the payment of such expenses incurred by a director or officer of the Corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this Section or otherwise.

     Section 8.2. RIGHT OF CLAIMANT TO BRING SUIT. If a claim under Section 8.1 is not paid in full by the Corporation within ninety (90) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if such suit is not frivolous or brought in bad faith, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to this Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that a claimant has not met such applicable standard of conduct.

     Section 8.3. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on any person by Sections 8.1 and 8.2 shall not be exclusive of any other right which such persons may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 8.4. INDEMNIFICATION CONTRACTS. The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this
Article VIII.

     Section 8.5. INSURANCE. The Corporation may maintain insurance to the extent reasonably available, at its expense, to protect itself and any such director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under Delaware General Corporation Law.

     Section 8.6. EFFECT OF AMENDMENT. Any amendment, repeal or modification of any provision of this Article VIII by the stockholders or the directors of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such amendment, repeal or modification.

                                      ARTICLE IX
                                      AMENDMENTS

     The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation, subject to the right of the stockholders to adopt, amend, alter or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board). The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation.

                                      EXHIBIT D

                    CERTAIN STATUTES RELATING TO DISSENTER'S RIGHTS

                                      EXHIBIT D

                     302A.471. RIGHTS OF DISSENTING SHAREHOLDERS

Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:


     (a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

          (1)  alters or abolishes a preferential right of the shares;

          (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

          (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

          (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

     (b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the Corporation, but not including a transaction permitted without shareholder approval in section 302A.66 l, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

     (c) A plan of merger, whether under this chapter or under chapter 322B, to which the Corporation is a party, except as provided in subdivision 3;

     (d) A plan of exchange, whether under this chapter or under chapter 322B, to which the Corporation is a party as the Corporation whose shares will be acquired by the acquiring corporation, if the shares of the shareholder are entitled to be voted on the plan; or

     (e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

Subdivision 2. Beneficial owners.

     (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

     (b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the Corporation at the time of or before the assertion of the right a written consent of the shareholder.

Subdivision 3. Rights not to apply. Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of the surviving corporation in a merger, if the shares of the shareholder are not entitled to be voted on the merger.

Subdivision 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the Corporation.

               302A.473. PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS

Subdivision 1. Definitions.

     (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

     (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

     (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

     (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section
549.09 for interest on verdicts and judgments.

Subdivision 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subdivision 3. Notice of dissent. If the proposed action must be approved by the shareholders, a shareholder who wishes to exercise dissenters' rights must file with the Corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

Subdivision 4. Notice of procedure; deposit of shares.

     (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the Corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

          (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

          (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

          (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

          (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

     (b) In order to receive the fair value of the share, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subdivision 5. Payment; return of shares.

     (a) After the corporate action takes effect, or after the Corporation receives a valid demand for payment, whichever is later, the Corporation shall remit to each dissenting shareholder who has complied with subdivision 3 and 4 the amount the Corporation estimates to be the fair value of the shares, plus interest, accompanied by:

          (1) The Corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements; and

          (2) An estimate by the Corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

          (3) A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

     (b) The Corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivision 3 and 4, the Corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivision 7 and 8 apply.

     (c) If the Corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the Corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subdivision 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the Corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the Corporation.

Subdivision 7. Petition; determination. If the Corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the Corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the Corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the Corporation. The Corporation shall, after filing a petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as proved by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

Subdivision 8. Costs; fees; expenses.

     (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the Corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

     (b) If the court finds that the Corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

     (c) The court may award, in its discretion, fees and expenses to any attorney for the dissenters out of the amount awarded to the dissenters, if any.

                                   EXHIBIT E

                         FORM OF INDEMNITY AGREEMENT

                             INDEMNITY AGREEMENT


     This Indemnity Agreement, dated as of ______________, 1998 is made by and between Vista Information Solutions, Inc., a Delaware corporation (the "Company"), and ______________________ ("Indemnitee").


                                       RECITALS

     A. The Company is aware that competent and experienced persons are increasingly reluctant to serve as directors, officers or agents of corporations unless they are protected by comprehensive liability insurance or indemnification, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and due to the fact that the exposure frequently bears no reasonable relationship to the compensation of such directors, officers and other agents.

     B. The statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous, or conflicting, and therefore fail to provide such directors, officers and agents with adequate, reliable knowledge of legal risks to which they are exposed or information regarding the proper course of action to take.

     C. Plaintiffs often seek damages in such large amounts and the costs of litigation may be so enormous (whether or not the case is meritorious), that the defense and/or settlement of such litigation is often beyond the personal resources of directors, officers and other agents.

     D. The Company believes that it is unfair for its directors, officers and agents and the directors, officers and agents of its subsidiaries to assume the risk of huge judgments and other expenses which may occur in cases in which the director, officer or agent received no personal profit and in cases where the director, officer or agent was not culpable.

     E. The Company recognizes that the issues in controversy in litigation against a director, officer or agent of a corporation such as the Company or its subsidiaries are often related to the knowledge, motives and intent of such director, officer or agent, that he is usually the only witness with knowledge of the essential facts and exculpating circumstances regarding such matters, and that the long period of time which usually elapses before the trial or other disposition of such litigation often extends beyond the time that the director, officer or agent can reasonably recall such matters; and may extend beyond the normal time for retirement for such director, officer or agent with the result that he, after retirement or in the event of his death, his spouse, heirs, executors or administrators, may be faced with limited ability and undue hardship in maintaining an adequate defense, which may discourage such a director, officer or agent from serving in that position.

     F. Based upon their experience as business managers, the Board of Directors of the Company (the "Board") has concluded that, to retain and attract talented and experienced individuals to serve as directors, officers and agents of the Company and its subsidiaries and to encourage such individuals to take the business risks necessary for the success of the Company and its subsidiaries, it is necessary for the Company to contractually indemnify its directors, officers and agents and the directors, officers and agents of its subsidiaries, and to assume for itself maximum liability for expenses and damages in connection with claims against such directors, officers and agents in connection with their service to the Company and its subsidiaries, and has further concluded that the failure to provide such contractual indemnification could result in great harm to the Company and its subsidiaries and the Company's stockholders.

     G. Section 145 of the General Corporation Law of Delaware, under which the Company is organized ("Section 145"), empowers the Company to indemnify its directors, officers, employees and agents by agreement and to indemnify persons who serve, at the request of the Company, as the directors, officers, employees or agents of other corporations or enterprises, and expressly provides that the indemnification provided by Section 145 is not exclusive.

     H. The Company desires and has requested the Indemnitee to serve or continue to serve as a director, officer or agent of the Company and/or one or more subsidiaries of the Company free from undue concern for claims for damages arising out of or related to such services to the Company and/or one or more subsidiaries of the Company.

     I. Indemnitee is willing to serve, or to continue to serve, the Company and/or one or more subsidiaries of the Company, provided that he is furnished the indemnity provided for herein.

                                      AGREEMENT

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.   DEFINITIONS.

          (a) AGENT. For the purposes of this Agreement, "agent" of the Company means any person who is or was a director, officer, employee or other agent of the Company or a subsidiary of the Company; or is or was serving at the request of, for the convenience of, or to represent the interests of the Company or a subsidiary of the Company as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the Company or a subsidiary of the Company, or was a director, officer, employee or agent of another enterprise at the request of, for the convenience of, or to represent the interests of such predecessor corporation.

          (b) EXPENSES. For purposes of this Agreement, "expenses" include all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys' fees and related disbursements, other out-of-pocket costs actually and reasonably incurred by the Indemnitee in connection with either the investigation, defense or appeal of a proceeding or establishing or enforcing a right to indemnification under this Agreement or Section 145 or otherwise; provided, however, that "expenses" shall not include any judgments, fines, ERISA excise taxes or penalties, or amounts paid in settlement of a proceeding.

          (c) PROCEEDING. For the purposes of this Agreement, "proceeding" means any threatened, pending, or completed action, suit or other proceeding, whether civil, criminal, administrative, or investigative.

          (d) SUBSIDIARY. For purposes of this Agreement, "subsidiary" means any corporation of which more than 50% of the outstanding voting securities is owned directly or indirectly by the Company, by the Company and one or more other subsidiaries, or by one or more other subsidiaries.

     2. AGREEMENT TO SERVE. The Indemnitee agrees to serve and/or continue to serve as agent of the Company, at its will (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an agent of the Company, so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws of the Company or any subsidiary of the Company or until such time as he tenders his resignation in writing; provided, however, that nothing contained in this Agreement is intended to create any right to continued employment by Indemnitee.

     3.   LIABILITY INSURANCE.

          (a) MAINTENANCE OF D&O INSURANCE. The Company hereby covenants and agrees that, so long as the Indemnitee shall continue to serve as an agent of the Company and thereafter so long as the Indemnitee shall be subject to any possible proceeding by reason of the fact that the Indemnitee was an agent of the Company, the Company, subject to Section 3(c), shall promptly obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts from established and reputable insurers.

          (b) RIGHTS AND BENEFITS. In all policies of D&O Insurance, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if the Indemnitee is a director; or of the Company's officers, if the Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, if the Indemnitee is not a director or officer but is a key employee.

          (c) LIMITATION ON REQUIRED MAINTENANCE OF D&O INSURANCE. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or the Indemnitee is covered by similar insurance maintained by a subsidiary of the Company.

     4. MANDATORY INDEMNIFICATION. Subject to Section 8 below, the Company shall indemnify the Indemnitee as follows:

          (a) SUCCESSFUL DEFENSE. To the extent the Indemnitee has been successful on the merits or otherwise in defense of any proceeding (including, without limitation, an action by or in the right of the Company) to which the Indemnitee was a party by reason of the fact that he is or was an Agent of the Company at any time, against all expenses of any type whatsoever actually and reasonably incurred by him in connection with the investigation, defense or appeal of such proceeding.

          (b) THIRD PARTY ACTIONS. If the Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Company) by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, the Company shall indemnify the Indemnitee against any and all expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of such proceeding, provided the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and its stockholders, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

          (c) DERIVATIVE ACTIONS. If the Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, the Company shall indemnify the Indemnitee against any amounts paid in settlement of any such proceeding and all expenses actually and reasonably incurred by him in connection with the investigation, defense, settlement, or appeal of such proceeding, provided the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and its stockholders. The Company shall indemnify the Indemnitee against judgments, fines, and ERISA excise taxes and penalties to the same extent and subject to the same conditions as described in the immediately preceding sentence. Notwithstanding the foregoing, no indemnification under this subsection 4(c) shall be made in respect to any claim, issue or matter as to which such person shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction unless and only to the extent that the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such amounts which the court shall deem proper.

          (d) ACTIONS WHERE INDEMNITEE IS DECEASED. If the Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, and if prior to, during the pendency of after completion of such proceeding Indemnitee becomes deceased, the Company shall indemnify the Indemnitee's heirs, executors and administrators against any and all expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred to the extent Indemnitee would have been entitled to indemnification pursuant to Sections 4(a), 4(b), or 4(c) above were Indemnitee still alive.

          (e) NO DUPLICATION OF PAYMENTS. Notwithstanding the foregoing, the Company shall not be obligated to indemnify the Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) for which payment is actually made to Indemnitee under a valid and collectible insurance policy of D&O Insurance, or under a valid and enforceable indemnity clause, by-law or agreement.

     5. PARTIAL INDEMNIFICATION. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) incurred by him in the investigation, defense, settlement or appeal of a proceeding, but not entitled, however, to indemnification for all of the total amount hereof, the Company shall nevertheless indemnify the Indemnitee for such total amount except as to the portion hereof to which the Indemnitee is not entitled.

     6. MANDATORY ADVANCEMENT OF EXPENSES. Subject to Section 8 below, the Company shall advance all expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an agent of the Company. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall be determined ultimately that the Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to the

Indemnitee within twenty (20) days following delivery of a written request therefor by the Indemnitee to the Company.

     7.   NOTICE AND OTHER INDEMNIFICATION PROCEDURES.

          (a) Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or threat of commencement thereof.

          (b) If, at the time of the receipt of a notice of the commencement of a proceeding pursuant to Section 7(a) hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

          (c) In the event the Company shall be obligated to pay the expenses of any proceeding against the Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by the Indemnitee, upon the delivery to the Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same proceeding, provided that (i) the Indemnitee shall have the right to employ his counsel in any such proceeding at the Indemnitee's expense; and (ii) if (A) the employment of counsel by the Indemnitee has been previously authorized by the Company, (B) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

     8. EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

          (a) CLAIMS INITIATED BY INDEMNITEE. To indemnify or advance expenses to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was specifically authorized by the Board, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the General Corporation Law of Delaware or (iv) the proceeding is brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 145;

          (b) LACK OF GOOD FAITH. To indemnify the Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by the Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that the proceeding was not brought by the Indemnitee in good faith or was frivolous;

          (c) UNAUTHORIZED SETTLEMENTS. To indemnify the Indemnitee under this Agreement for any amounts paid in settlement of a proceeding unless the Company consents to such settlement, which consent shall not be unreasonably withheld; or

          (d) CLAIMS UNDER SECTION 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Exchange Act or any similar successor statute.

     9. NON-EXCLUSIVITY. The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Company's Certificate of Incorporation or Bylaws, the vote of the Company's stockholders or disinterested directors, other agreements, or otherwise, both as to action in his official capacity and to action in another capacity while occupying his position as an agent of the Company, and the Indemnitee's rights hereunder shall continue after the Indemnitee has ceased acting as an agent of the Company and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee.

     10. ENFORCEMENT. Any right to indemnification or advances granted by this Agreement to Indemnitee shall be enforceable by or on behalf of Indemnitee in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety days of request therefor. Indemnitee, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under this Agreement (other than an action brought to enforce a claim for expenses pursuant to Section 6 hereof, provided that the required undertaking has been tendered to the Company) that Indemnitee is not entitled to indemnification because of the limitations set forth in Sections 4 and 8 hereof. Neither the failure of the Corporation (including its Board of Directors or its stockholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Company (including its Board of Directors or its stockholders) that such indemnification is improper, shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise.

     11. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

     12.  SURVIVAL OF RIGHTS.

          (a) All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is an agent of the Company and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Indemnitee was serving in the capacity referred to herein.

          (b) The Company shall require any successor to the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

     13. INTERPRETATION OF AGREEMENT. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent permitted by law including those circumstances in which indemnification would otherwise be discretionary.

     14. SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever,
(i) the validity, legality and enforceability of the remaining provisions of the Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 13 hereof.

     15. MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     16. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

     17. GOVERNING LAW. This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.

     The parties hereto have entered into this Indemnity Agreement effective as of the date first above written.
                                        VISTA INFORMATION SOLUTIONS, INC.

                                        By ____________________________________

                                        Title _________________________________

                            Address:    5060 Shoreham Place
                                        San Diego, California 92121


                                        INDEMNITEE:

                                        _______________________________________

                            Address:    _______________________________________

                                        _______________________________________

                         VISTA INFORMATION SOLUTIONS, INC.


                 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas R. Gay and E. Stevens Hamilton, and each of them, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of VISTA Information Solutions, Inc. held of record by the undersigned as of February 10, 1998, at the Special Meeting of Shareholders to be held on March 17, 1998, or any adjournment, thereof.

1.   With respect to the Company's reincorporation in Delaware:

          / /  FOR       / /  AGAINST        / /  ABSTAIN

2.   With respect to the one-for-two reverse stock split of the Company's Common
Stock:

          / /  FOR       / /  AGAINST        / /  ABSTAIN

3. With respect to the form of Indemnity Agreement with the Company's officers and directors:

          / /  FOR       / /  AGAINST        / /  ABSTAIN

     (CONTINUED AND TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)

                             (CONTINUED FROM OTHER SIDE)


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 ABOVE. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated:                    , 1998
                                    -------------------

                              -------------------------------------
                                        Signature

                              -------------------------------------
                                   Signature if held jointly

                              -------------------------------------
                                        Print Name


     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE